As filed with the Securities and Exchange Commission on January 30, 2007.

Registration No.  333-_________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ___	[ ] Post-Effective Amendment No. __
(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:	Area Code and Telephone Number:
SCHWARTZ INVESTMENT TRUST	(888) 726-9331
Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

3707 West Maple Road
Suite 100
Bloomfield Hills, MI 48301

Name and Address of Agent for Service:	With copies to:
George P. Schwartz, President Schwartz Investment Counsel, Inc. 3707 West Maple Road, Suite 100 Bloomfield Hills, MI 48301	David M. Leahy, Esq. Sullivan & Worcester LLP 1666 K Street N.W. Suite 700 Washington, D.C. 20006	Fredrick G. Lautz, Esq. Quarles & Brady LLP 411 East Wisconsin Avenue Milwaukee, WI 53202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on March 1, 2007, pursuant to Rule 488.

Title of Securities Being Registered: Shares of beneficial interest of the Ave Maria Rising Dividend Fund, a series of the Registrant.

The Registrant has previously registered an indefinite number of its shares pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

THE CATHOLIC FUNDS, INC.
1100 West Wells Street
Milwaukee, Wisconsin 53233

February __, 2007

Dear Catholic Equity Fund Shareholder:

I am writing you about a matter of primary importance. Over the past seven years, the Catholic Funds, Inc. (“CFI”) has offered quality products for shareholders looking to invest in a faith based mutual fund. We appreciate the trust and confidence that you have placed with us during that period. However, at this point we believe that your interests and investments would be better served if the Catholic Equity Fund was combined into the Ave Maria Rising Dividend Fund (“AMRDF”), a series of the Schwartz Investment Trust and member of the Ave Maria Family of Funds in a transaction structured as a tax-free reorganization.

The attached Proxy Statement/Prospectus describes and seeks your approval of an Agreement and Plan of Reorganization (the “Agreement”) involving the Catholic Equity Fund (“CEF”) and the AMRDF, and explains the similarities and differences between the two Funds. As a result of the transactions proposed in the Agreement (the “Reorganization”), substantially all of the assets and stated liabilities of the Catholic Equity Fund would be transferred to the Ave Maria Rising Dividend Fund, and you would receive shares of the AMRDF in exchange for your CEF shares. Immediately following the transfer, the dollar value of your shares of the AMRDF would be the same as the dollar value of the shares of the CEF that you held immediately prior to the Reorganization. You will not recognize any gain or loss for federal income tax purposes on the exchange.

This package contains information about the proposed Reorganization and includes all the material you will need to vote. The current prospectus for the Catholic Equity Fund and its most recent annual report are also enclosed for your convenience.

The Directors of the CEF unanimously recommend that you vote “FOR” the Agreement. The Directors believe that the Agreement and the Reorganization are in your best interests as a shareholder of the CEF. Your vote is essential to approve the proposal.

Please read the enclosed Proxy Statement/Prospectus carefully and cast our vote by completing and returning the enclosed proxy card or voting by telephone as instructed on the proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-846-2372. We will be glad to help you.

Sincerely,

Daniel J. Steininger
President

THE CATHOLIC FUNDS, INC.
1100 West Wells Street
Milwaukee, Wisconsin 53233
1-877-222-2402

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
on March __, 2007

To the Shareholders of the Catholic Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Catholic Equity Fund (the "Catholic Equity Fund"), a mutual fund series of The Catholic Funds, Inc. ("CFI"), will be held on March __, 2007 , at ___ A.M. Central Time, at the offices of Quarles & Brady, LLP, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202. The purpose of the Meeting is to consider and act upon the following proposal:

1.
To approve an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and stated liabilities of the Catholic Equity Fund to the Ave Maria Rising Dividend Fund (the "Ave Maria Fund"), a series of Schwartz Investment Trust, in exchange solely for shares of the Ave Maria Fund, followed by the pro rata distribution of such shares of the Ave Maria Fund to the Catholic Equity Fund shareholders.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of CFI has fixed the close of business on February __, 2007, as the record date for determining the shareholders of the Catholic Equity Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By Order of the Board of Directors,

Allan Lorge
Secretary

February __, 2007

Your vote is important - please return your proxy card promptly

Shareholders are urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope or fax it to ___________. In order to avoid the additional expense of a second solicitation, we ask your cooperation in returning your proxy promptly, no matter how large or small your holdings may be.

CATHOLIC EQUITY FUND
(a series of The Catholic Funds, Inc.)
1100 West Wells Street
Milwaukee, Wisconsin 53233
1-877-222-2402

AVE MARIA RISING DIVIDEND FUND
(a series of Schwartz Investment Trust)
3707 West Maple Road
Suite 100
Bloomfield Hills, MI 48301
1-888-726-9331

_________________________________________________

PROXY STATEMENT and PROSPECTUS

February __, 2007
_________________________________________________

This proxy statement and prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("CFI") for use at a Special Meeting of Shareholders of the Catholic Equity Fund (the "Catholic Equity Fund"), a series of CFI, to be held at ____ A.M. Central Time on March __, 2007, at the offices of Quarles & Brady, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202 (the "Meeting"). Proxy materials are first being mailed to shareholders of the Catholic Equity Fund on or about February __, 2007.

The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Reorganization Agreement") involving the Catholic Equity Fund and the Ave Maria Rising Dividend Fund (the "Ave Maria Fund"), a series of Schwartz Investment Trust. A copy of the Reorganization Agreement is attached hereto as Appendix A.

Pursuant to the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume Catholic Equity Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the Catholic Equity Fund assets so transferred, less the Catholic Equity Fund liabilities so assumed. Shares of the Ave Maria Fund received by the Catholic Equity Fund in the transaction will then be distributed pro rata to shareholders of the Catholic Equity Fund, the Catholic Equity Fund's operations will be discontinued and CFI will be permanently dissolved. It is expected that the dollar value of each Catholic Equity Fund shareholder's account in the Ave Maria Fund immediately after these proposed transactions (the "Reorganization") will be the same as the dollar value of such shareholder's account in the Catholic Equity Fund immediately prior to the Reorganization.

i

The Catholic Equity Fund offers three classes of shares to investors: namely, Class A shares, Class D shares and Class I shares. These shares differ from one another in terms of their sales load structures, methods of distribution and related distribution fees assessed as an operating expense on an ongoing basis and their overall expense ratios. By contrast, the Ave Maria Fund has only a single class of shares. In the Reorganization, shareholders of all three share classes of the Catholic Equity Fund will receive a single class of shares of the Ave Maria Fund. Therefore, following the Reorganization, all shareholders of the Catholic Equity Fund will hold shares of the Ave Maria Fund which are identical with those held by all other shareholders of the Ave Maria Fund.

The Reorganization is intended to qualify as a tax-free reorganization, so that shareholders of the Catholic Equity Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the Ave Maria Fund shares issued, or on the Catholic Equity Fund shares surrendered, in the Reorganization.

The Ave Maria Fund is a series of Schwartz Investment Trust, an open-end management investment company. The Ave Maria Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Ave Maria Fund's investment adviser expects to increase their dividends over time and also provide long-term growth of capital. The Ave Maria Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board to the Ave Maria Fund sets the criteria for screening out companies based on religious principles. Under normal circumstances, all of the Ave Maria Fund's equity investments and at least 80% of its net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting its religious criteria.

The Catholic Equity Fund's primary investment objective is to obtain a total return overtime from dividends and capital gains that exceeds, before deducting its operating expenses, the total return of the S&P 500 Index. The Catholic Equity Fund attempts to achieve its objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index, while maintaining relatively low deviation (above and below) from returns on the Index. The Catholic Equity Fund strives to invest its assets in a manner that promotes two specific core Catholic values, which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice.

The principal executive office of Schwartz Investment Trust and the Ave Maria Fund is located at 3707 West Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, telephone: 1-888-726-9331. The principal executive office of CFI and the Catholic Equity Fund is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402.

This proxy statement and prospectus sets forth concisely the information that shareholders of the Catholic Equity Fund should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of shares of the Ave Maria Fund to the Catholic Equity Fund shareholders. Please read this proxy statement and prospectus carefully and retain it for future reference.

The Securities and Exchange Commission has not approved or disapproved the Ave Maria Fund shares to be issued in the Reorganization or determined if this proxy statement and prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information of the Ave Maria Fund, dated February __, 2007, relating to this proxy statement and prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling the Catholic Equity Fund at the address and phone number shown above.

In addition, the Prospectus and Statement of Additional Information of the Ave Maria Fund, each dated May 1, 2006 (as supplemented) (the "Ave Maria Fund Prospectus" and the "Ave Maria Fund SAI," respectively), and the Annual Report to Shareholders of the Ave Maria Fund for the year ended December 31, 2005 and its Semiannual Report to Shareholders for the six months ended June 30, 2006 (the "Ave Maria Fund Shareholder Reports") have been filed with the Commission and are incorporated by reference herein. The Ave Maria Fund Prospectus and the Ave Maria Fund Shareholder Reports accompany this proxy statement and prospectus, and the Ave Maria Fund SAI may be obtained without charge by writing to or calling Schwartz Investment Trust at the above address or telephone number.

The Prospectus and Statement of Additional Information of the Catholic Equity Fund, each dated February 1, 2007 (the "Catholic Equity Fund Prospectus" and the "Catholic Equity Fund SAI," respectively), the Annual Report to Shareholders of the Catholic Equity Fund for the year ended September 30, 2006 (the "Catholic Equity Fund Shareholder Reports") have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing or calling the Catholic Equity Fund at the address and phone number shown above.

TABLE OF CONTENTS

Page
SUMMARY	1
Introduction	1
The Reorganization Agreement	2
Reasons for the Proposed Reorganization	3
Federal Tax Consequences	5
Comparison of the Funds	5
Investment Objectives and Principal Strategies	6
Risk Factors	10
Size of Funds	10
Expenses	10
Expense Examples	12
Compensation of Classes of Shares	13
Dividends and Distributions	14
Taxation	14
Organization and Management	14
Portfolio Management	16
Other Service Providers to the Funds	17

RISK FACTORS	18
Market Risk	19
Objective Risk	19
Moral Investing Risks	19
Small- and Mid-Cap Company Risks	20

PERFORMANCE OF THE AVE MARIA FUND	20

FURTHER INFORMATION ABOUT THE FUNDS	20

APPROVAL OF THE REORGANIZATION AGREEMENT	20
Description of the Reorganization Agreement	21
Inappropriate Securities	22
Other Terms	22
Agreement Between Advisers	23
Background to the Reorganization	24
Board Consideration	27
Federal Tax Considerations	28

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS	30
Ave Maria Fund	30
Catholic Equity Fund	30

CAPITALIZATION	31

OWNERSHIP OF FUND SHARES	31
Ave Maria Fund	31
Catholic Equity Fund	32

VOTING INFORMATION	33

MISCELLANEOUS	34
Independent Registered Public Accounting Firms	34
Interests of Experts and Counsel	34
Other Matters	35
Available Information	35

REORGANIZATION AGREEMENT	Appendix A

SUMMARY

This proxy statement and prospectus is being furnished to the shareholders of the Catholic Equity Fund in connection with the solicitation of proxies by the Board of Directors of CFI to be used at a Special Meeting of Shareholders of the Catholic Equity Fund to be held on March __, 2007, at ____ A.M. Central Time, at the offices of Quarles & Brady, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202. The primary purpose of the Meeting is to consider and vote on the Reorganization Agreement and the Reorganization it describes.

The following is a summary of certain information contained elsewhere in this proxy statement and prospectus (including the Reorganization Agreement attached hereto as Appendix A), as well as the Ave Maria Fund Prospectus, which accompanies this proxy statement and prospectus and is incorporated by reference herein. The Ave Maria Fund Prospectus describes the investment objective and principal strategies of the Ave Maria Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of shares of, the Ave Maria Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this proxy statement and prospectus, the Reorganization Agreement and the Ave Maria Fund Prospectus.

Introduction

Shareholders of the Catholic Equity Fund will be asked at the Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this proxy statement and prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about March __, 2007 or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied.

The Ave Maria Fund is a series of Schwartz Investment Trust. Schwartz Investment Trust was organized on August 31, 1992 as an Ohio business trust. In addition to the Ave Maria Rising Dividend Fund, Schwartz Investment Trust also offers the following other series of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund, and the Schwartz Value Fund. The investment adviser for the Ave Maria Mutual Funds is Schwartz Investment Counsel, Inc. ("Schwartz Investment Counsel"), and its distributor is Ultimus Fund Distributors, LLC ("Ultimus").

The Catholic Equity Fund is a series of CFI, a registered open-end management investment company organized as a Maryland corporation. While CFI is registered as a series investment company, the Catholic Equity Fund is its only series. Catholic Financial Services Corporation ("CFSC") is the investment adviser and distributor of the Catholic Equity Fund. Ziegler Capital Management, LLC ("ZCM") serves as subadviser for the Catholic Equity Fund, and in that capacity is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of the Catholic Equity Fund and to select stocks for purchase and disposition on a day-to-day basis consistent with that investment strategy and program.

The Reorganization Agreement

The Reorganization Agreement describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this proxy statement and prospectus. Pursuant to the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume the Catholic Equity Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities. Any liabilities of the Catholic Equity Fund not assumed by the Ave Maria Fund will remain the responsibility of the Catholic Equity Fund. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the Catholic Equity Fund assets so acquired, less the Catholic Equity Fund liabilities so assumed. The Catholic Equity Fund will then immediately make a pro rata distribution of such Ave Maria Fund shares to the Catholic Equity Fund shareholders. As a result of the Reorganization, each Catholic Equity Fund shareholder will receive that number of full and fractional Ave Maria Fund shares equal in value to that shareholder's pro rata interest in the net assets transferred to the Ave Maria Fund as of the close of business on the Closing Date. Accordingly, the shareholders of the Catholic Equity Fund will become shareholders of the Ave Maria Fund. It is expected that the value of each shareholder's account in the Ave Maria Fund immediately after the Reorganization will be the same as the value of that shareholder's account in the Catholic Equity Fund immediately prior to the Reorganization.

The Catholic Equity Fund offers three classes of shares to investors: namely, Class A shares, Class D shares and Class I shares. These shares differ from one another in terms of their sales load structures, methods of distribution and related distribution fees assessed as an operating expense on an ongoing basis and their overall expense ratios. By contrast, the Ave Maria Fund has only a single class of shares. In the Reorganization, shareholders of all three share classes of the Catholic Equity Fund will receive a single class of shares of the Ave Maria Fund. Therefore, following the Reorganization, all shareholders of the Catholic Equity Fund will hold shares of the Ave Maria Fund that are identical with those held by all other shareholders.

Catholic Equity Fund shareholders will not pay any sales load or sales commissions on the Ave Maria Fund shares they receive in the Reorganization or on the Catholic Equity Fund shares they surrender in the Reorganization.

It is a condition precedent to the closing of the Reorganization that CFI and Schwartz Investment Trust receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Catholic Equity Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Catholic Equity Fund for shares of the Ave Maria Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement - Federal Tax Consequences" below.

Contemporaneously with the closing and the distribution of the Ave Maria Fund shares to the Catholic Equity Fund shareholders, the Catholic Equity Fund will satisfy its liabilities that are not assumed by the Ave Maria Fund (if any), and its operations will be discontinued. CFI itself will be dissolved under the Maryland General Corporation Law.

The Funds will not bear any of the fees, costs and expenses incurred in connection with the Reorganization. Instead, Schwartz Investment Counsel and CFSC will pay all Reorganization costs in the manner described under "Approval of the Agreement and Reorganization - Agreement Between Advisors" below.

Reasons for the Proposed Reorganization

Although the Catholic Equity Fund and its predecessor series of CFI have been in operation for more than seven years, the Catholic Equity Fund has failed to accumulate sufficient assets to make its operations profitable for CFSC, its investment adviser and distributor. Over that time, management of CFI and of CFSC have implemented various investment programs and marketing and distribution strategies in an effort to attract assets. Notwithstanding those efforts, the assets of The Catholic Funds have not grown to the point where the Fund can effectively compete with its peer group of funds without the benefit of fee waivers and expense reimbursements offered by CFSC. CFSC has waived fees and reimbursed expenses to the Catholic Equity Fund totaling approximately $2.4 million since the Fund began operations.

Catholic Knights, the majority owner of CFSC, has determined that it no longer can subsidize the Catholic Equity Fund, and announced that it would cease all fee waivers and expense reimbursements and would seek to exit the mutual fund industry by March 31, 2007. In response, your Board of Directors began considering strategic alternatives available to the Catholic Equity Fund and its shareholders. The Board of Directors considered and investigated the possibilities of (1) finding an existing or new investment adviser/distributor to take over sponsorship of the Catholic Equity Fund, (2) finding an appropriately comparable fund with which the Catholic Equity Fund could consolidate and thereby increase assets and gain some efficiencies of scale, and (3) liquidating the Catholic Equity Fund and allowing shareholders to reinvest in an alternative investment opportunity deemed desirable by them.

At a meeting of the Board of Directors held on November 14, 2006, management presented pros and cons of each of these alternatives to the Board of Directors. The Board of Directors directed management to more fully investigate the possibility of a particular investment adviser/distributor taking over sponsorship of the Catholic Equity Fund and a possible combination of the Catholic Equity Fund with a comparable fund. The Ave Maria family of mutual funds was specifically identified as a possible merger candidate. At that meeting the Board of Directors also appointed a special committee consisting of three of its members to confer with management as its investigation of these alternatives progressed.

At a special telephonic meeting of the Board of Directors held on December 14, 2006, management of CFI and of CFSC updated the Board on progress made in its investigation of strategic alternatives. In particular, management suggested to the Board that discussions and sharing of preliminary information with management of Schwartz Investment Counsel had gone very well, and a possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund looked especially promising. Based on the information presented at the meeting, the Board instructed management to attempt to negotiate definitive agreements with Schwartz Investment Counsel regarding the possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund.

On January 24, 2007, management of CFSC and of CFI presented to the Board of Directors the Reorganization Agreement and a related purchase agreement between CFI and Schwartz Investment Counsel regarding the proposed Reorganization. The Board formally approved the Reorganization Agreement and the Reorganization at that meeting, subject to approval by the shareholders of the Catholic Equity Fund. In determining that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund, the factors that the Board of Directors found most persuasive included:

•	The strong reputation, substantial experience and commitment of Schwartz Investment Counsel in marketing financial products to American Catholics;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that seeks capital appreciation and current dividend income through investments in stocks of well established companies;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that strives to promote core Catholic values through an active proxy voting campaign and by abstaining from purchasing the stock of portfolio companies that violate core values and teachings of the Roman Catholic Church;

•
The Ave Maria Fund historically has delivered to its shareholders a total return that is higher than the total return historically experienced on all share classes of the Catholic Equity Fund, even after taking into account the higher operating expense ratio of shares of the Ave Maria Fund;

•
The strong legal and regulatory compliance culture of the Ave Maria Fund and its service providers observed by management of CFSC and CFI during their diligence investigation of the operations of those firms;

•
The fact that Schwartz Investment Trust consists of a family of funds that promotes Catholic values, thereby offering shareholders of the Catholic Equity Fund an opportunity to diversify their investment into multiple investment strategies without sacrificing their interest in investing in a manner that promotes Catholic values;

•
The Ave Maria family of funds is a no-load organization, thereby providing shareholders of the Catholic Equity Fund an opportunity to increase their investment over time without incurring sales charges;

•
While the majority of the assets of the Ave Maria Fund are invested in mid-sized companies, a significant portion (approximately 33% as of December 31, 2006) of its assets typically is invested in large capitalization stocks that are similar to those held by the Catholic Equity Fund;

•
While the Ave Maria Fund is a fairly new fund with only limited performance history, the track record of Schwartz Investment Counsel in managing funds under similar investment objectives and programs has been strong;

•
By consolidating the assets of the Catholic Equity and the Ave Maria Funds to form a larger fund, shareholders in the future could see the benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund; and

•
The Reorganization will be structured as a tax-free transaction, meaning shareholders will not recognize gain or loss on the exchange of their shares for shares of the Ave Maria Fund. If the Catholic Equity Fund were instead liquidated, the receipt of liquidation proceeds would be taxable to shareholders, which potentially could reduce the amount they would have to reinvest in an alternative fund.

For these reasons, the Board of Directors of CFI, including all of the Directors who are not "interested persons" of CFI (as that term is defined in the 1940 Act), has concluded that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund.

The Board of Directors of CFI unanimously recommends that shareholders of the Catholic Equity Fund vote "FOR" approval of the Reorganization Agreement and the Reorganization.

The Board of Trustees of Schwartz Investment Trust also approved the Reorganization as being in the best interest of the Ave Maria Fund. The Board of Trustees of Schwartz Investment Trust believes the Reorganization, which will increase the current size of the Ave Maria Fund, taken together with anticipated future growth will present the opportunity for economies of scale that in turn may lower annual Fund operating expenses in the future.

Federal Tax Consequences

As a condition to completion of the Reorganization, each of CFI and Schwartz Investment Trust must receive a legal opinion that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Catholic Equity Fund or by the Catholic Equity Fund or the Ave Maria Fund as a result of the Reorganization.

Comparison of the Funds

Below is a brief comparison of the principal features of the Ave Maria Fund and the Catholic Equity Fund. For more detailed information about the Ave Maria Fund, please refer to the Ave Maria Fund Prospectus which accompanies this proxy statement and prospectus. For more detailed information about the Catholic Equity Fund, please refer to the Catholic Equity Fund Prospectus which was previously delivered to you.

Investment Objectives and Principal Strategies

Principal Differences between the Funds. The Ave Maria Fund and the Catholic Equity Fund have different investment objectives and strategies. Some of the more significant differences include the following:

•
Investment Objective. The Ave Maria Fund's primary investment objective seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church. On the other hand, The Catholic Equity Fund's primary investment objective is to obtain a total return overtime from dividends and capital gains that exceeds, before deducting its operating expenses, the total return of the S&P 500 Index, while at the same time investing its assets in a manner that promotes two specific core Catholic values further described below.

•
Strategies. The Ave Maria Fund, through its investment advisor, attempts to achieve its investment objective by selecting its portfolio holdings from a wide array of companies. Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Ave Maria Fund's investment adviser expects to increase their dividends over time and also provide long-term growth of capital. The Catholic Equity Fund, on the other hand, endeavors to achieve its investment objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index in an effort to offset operating expenses, while maintaining relatively low variability above and below returns on the Index.

•
Catholic Values Investing. The Ave Maria Fund generally does not make investments in companies that offer products and services, or engage in practices, that are contrary to core values and teachings of the Roman Catholic Church, as determined by the Catholic Advisory Board to the Ave Maria Fund. The Ave Maria Fund also engages in an active proxy voting campaign with respect to portfolio companies which is designed to further promote Catholic values.

The Catholic Equity Fund, on the other hand strives to invest its assets in a manner that promotes two specific core Catholic values further described below, which the board of directors of CFI has selected from among many important core Catholic values. The Catholic Equity Fund promotes these values through an active advocacy campaign administered by a Catholic values advocacy committee. The campaign consists of proxy voting, writing letters to executives and boards of portfolio companies, involvement in submitting and promoting shareholder resolutions, and the like. The Catholic Equity Fund also abstains from purchasing the stocks of companies which directly participate in abortion. However, it is likely that the Catholic Equity Fund, from time to time, will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values.

•
Portfolio Composition. While neither Fund consciously focuses in any particular market sector or industry, the investment program for the Catholic Equity Fund historically has contained stocks of large-cap companies (companies with market capitalization greater than $10 billion), whereas the Ave Maria Fund's portfolio presently contains a higher proportion of stocks of small- and mid-cap companies (companies with market capitalization less than $10 billion) than the Catholic Equity Fund. At December 31, 2006, stocks of small- and mid-cap companies collectively comprised approximately 67% of the Ave Maria Fund's portfolio, with the balance consisting of large capitalization stocks.

Each Fund's investment objectives and principal strategies are described in more detail below and in the Ave Maria Fund Prospectus and Catholic Equity Fund Prospectus.

Summary of Ave Maria Fund. The Ave Maria Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church.

Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that its investment adviser, Schwartz Investment Counsel, expects to increase their dividends over time and also provide long-term growth of capital. The Schwartz Investment Counsel believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Ave Maria Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling. Schwartz Investment Counsel looks for stocks with sustainable, above-average growth in earnings and dividends, and it attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

The Ave Maria Fund may invest in companies of all sizes. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Ave Maria Fund's investment objective.

The Ave Maria Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

In selecting investments for the Ave Maria Fund, Schwartz Investment Counsel favors companies with one or more of the following attributes:

•	Either a track record of, or the potential for, above-average earnings and dividend growth;

•	A competitive dividend yield;

•	A sound balance sheet and solid cash flow to support future dividend increases;

•	A sustainable competitive advantage and leading market position; and

•	Reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Ave Maria Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting its religious criteria. This policy and the Ave Maria Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares. In pursuing the Ave Maria Fund's investment objective, Schwartz Investment Counsel has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when Schwartz Investment Counsel believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Catholic Equity Fund. The Catholic Equity Fund seeks to obtain a total return over time from dividends and capital gains that exceeds, before deducting the Fund's operating expenses, the total return of the S&P 500 Index.

The Catholic Equity Fund attempts to achieve its objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index, while maintaining relatively low deviation (above and below) from returns on the Index. Because the Catholic Equity Fund utilizes an optimization strategy, the Catholic Equity Fund will not replicate the Index and will not hold all of the securities in the Index. Rather, the subadviser, ZCM, creates a portfolio of stocks primarily selected from a subset of stocks included in the S&P 500 Index, which has risk characteristics similar to the Index as a whole. ZCM attains these similar risk characteristics by maintaining a subset of Index stocks with relatively similar sector and industry weights as the Index. Under the enhancement strategy, ZCM holds certain stocks in the Catholic Equity Fund's portfolio in a greater or lesser percentage than the Index, based upon the ZCM's Quantitative Research Strategy (QRS), in an attempt to outperform the Index. This QRS seeks to exploit anomalies in behavioral finance that are supported by academic and proprietary in-house research, which suggests that investors have a tendency to over and under-react to available information when forming their expectations of future equity returns. These informational processing errors may cause pricing of certain securities to be inconsistent with their actual value and may, in turn, provide an investment opportunity. Under the investment policies used by the Catholic Equity Fund, the Fund may invest in securities not in the Index in an attempt to outperform the Index. However, under normal market conditions, at least 85% of the Fund's net assets will be invested in the common stocks that are included in the Index. At times, the Catholic Equity Fund may hold uncommitted cash, which may be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash, which exceeds, before deducting the Catholic Equity Fund's operating expenses, the investment performance of the S&P 500 Index, ZCM may elect to invest up to 10% of its net assets in exchange-traded futures contracts and options on the S&P 500 Index. The Catholic Equity Fund may also invest in exchange-traded funds that are based on the S&P 500 Index, subject to regulatory limitations, and in options on such exchange-traded funds.

CFI will strive to invest the assets of the Catholic Equity Fund in a manner that promotes two specific core Catholic values, which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God. The Catholic Equity Fund employs two methods to achieve the goal of Responsible Catholic Stewardship:

•	Human Dignity Advocacy Activities - trying to influence company practices to better reflect and promote the dignity of the human person.

•	The Sanctity of Life Exclusionary Screen - avoiding investing in securities and obligations of companies and other issuers that directly participate in abortion.

CFI may undertake advocacy activities, such as conducting dialogues with management, voting at corporate meetings, and introducing resolutions at corporate meetings. Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Catholic Equity Fund does not invest in those companies. As of December 31, 2006, there were two companies included in the S&P 500 Index in which the Catholic Equity Fund would not invest because of this exclusionary screen. Together those companies made up approximately 1.5% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Catholic Equity Fund and the S&P 500 Index that results from the Catholic Equity Fund's exclusion of these stocks, the subadviser will seek to replace the exposure to these stocks with other stocks from the same sector and industry that exhibit similar risk and return characteristics in a manner that is consistent with the optimization procedure outlined above.

Risk Factors

The investment practices of the Ave Maria Fund described above result in other risks which are different from those currently associated with the investment practices of the Catholic Equity Fund. The primary risks of both the Ave Maria Fund and the Catholic Equity Fund include market risk, objective risk and Catholic values investing risk. However, investing in the Ave Maria Fund also has risks associated with investing in small- and mid-cap companies. See the section of this proxy statement and prospectus captioned "Risk Factors" for a more complete description of the primary risks associated with investing in the Ave Maria Fund.

Size of Funds

At December 31, 2006, the Ave Maria Fund had aggregate net assets of approximately $35 million, compared to $62 million for the Catholic Equity Fund. The Ave Maria Fund commenced operations on May 2, 2005 and currently offers only one class of shares. The Catholic Equity Fund commenced operations on April 3, 2002 and currently offers three classes of shares: Class A, Class D and Class I.

Expenses

The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the Ave Maria Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 2006.

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	(For the Fiscal Year Ended September 30, 2006)			(For the Fiscal Year Ended December 31, 2006)
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class D Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%(1)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load)	None(2)	1.00%(3)	0.35%(4)	None	None

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	(For the Fiscal Year Ended September 30, 2006)			(For the Fiscal Year Ended December 31, 2006)
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class D Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distributions	None	None	None	None	None
Redemption Fee	None(5)	None(5)	None(5)	None	None
Exchange Fee	None(6)	None(6)	None(6)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Class A Shares	Class D Shares	Class I Shares
Management Fees	0.50%	0.50%	0.50%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	1.19%	1.19%	1.19%	0.68%	0.50%
Total Fund Operating Expenses	1.94%	2.69%	1.69%	1.43%	1.25%
Fee Waiver/ Expense Reimbursement	(1.09%)(7)	(1.09%)(7)	(1.09%)(7)	(0.18%)(8)	None
Net Expenses	0.85%	1.60%	0.60%	1.25%	1.25%

_______________________________
(1)
Based upon purchases of less than $25,000. The front-end sales charge declines as the amount of purchases increase. The following chart shows the front-end sales charge percentage for Catholic Equity Fund shares at different dollar level purchases. Please refer to the Catholic Equity Fund's Prospectus for more information.

Investment Amount	Maximum Sales Charge on Amount Invested
Less than $25,000	5.00%
$25,000 but less than $50,000	4.75%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1,000,000	1.00%
$1,000,000 and up	0.00%*

*
If shares are redeemed within 18 months after they were purchased without a front-end sales charge as part of an investment in an account with an aggregated value of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(2)
Investments in accounts with an aggregated value of $1,000,000 or more, purchased without a front-end sales charge, and that are redeemed within 18 months after purchase are subject to a contingent deferred sales charge of 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(3)	The contingent deferred sales charge on Class D shares terminates 18 months after you purchase the shares.

(4)	The contingent deferred sales charge on Class I shares terminates on the one-year anniversary of the date you purchased the shares.

(5)	The Catholic Equity Fund charges $15.00 for each wire redemption.

(6)	The Catholic Equity Fund charges $5.00 for each telephone exchange.

(7)
CFSC has committed, at least until March 31, 2007, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.85% of average daily net assets for Class A shares, 1.60% for Class D shares and 0.60% for Class I shares.

(8)
Schwartz Investment Counsel has contractually agreed to reduce the advisory fees or reimburse a portion of the operating expenses so that the net expenses of the Ave Maria Fund do not exceed 1.25% until at least May 1, 2010.

Expense Examples

The following Examples are intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	Class A Shares	Class D Shares	Class I Shares
1 Year	$597	$278	$96	$127	$127
3 Years	$992	$746	$426	$416	$416
5 Years	$1,412	$1,341	$815	$746	$746
10 Years	$2,579	$2,953	$1,907	$1,681	$1,681
You would pay the following expenses if you did not redeem your shares at the end of the indicated periods:

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	Class A Shares	Class D Shares	Class I Shares
1 Year	$597	$178	$96	$127	$127
3 Years	$992	$746	$426	$416	$416
5 Years	$1,412	$1,341	$815	$746	$746
10 Years	$2,579	$2,953	$1,907	$1,681	$1,681

Compensation of Classes of Shares

Ave Maria Fund. The Ave Maria Fund presently offers only one class of shares. The Ave Maria Fund shares are not currently subject to any front-end or contingent deferred sales charges or to any Rule 12b-1 distribution or service fees. The minimum initial investment amount in the Ave Maria Fund is $1,000. While there is no minimum amount required for subsequent investments (except for automatic investment and direct deposit plans, which subsequent investments must be $50), the Ave Maria Fund reserves the right to impose such requirement. Ave Maria Fund shares will be issued in the Reorganization to the holders of all classes of shares of the Catholic Equity Fund.

Catholic Equity Fund. The Catholic Equity Fund presently offers three classes of shares: Class A, Class D and Class I.

Class A shares have a 5.00% maximum front-end sales load and an annual 12b-1 fee of 0.25% of the Fund's average net assets attributable to Class A shares. The minimum initial investment amount in Class A shares is $1,000 ($250 for IRA and certain custodial accounts) and $50 for additional purchases.

Class D shares have a 1.00% maximum contingent deferred sales load and an annual 12b-1 fee of 1.00% of the Fund's average net assets attributable to Class D shares. The minimum initial investment amount in Class D shares is $1,000 ($250 for IRA and certain custodial accounts) and $50 for additional purchases. The maximum permitted investment in Class D shares is $500,000.

Class I shares have a 0.35% maximum contingent deferred sales load but is not subject to any 12b-1 fee. The minimum initial purchase amount for Class I shares is $2,000,000, and for additional purchases of Class I shares is $1,000. For Class I shares purchased through an automatic investment plan, the minimum initial purchase amount is $2,000,000, and for transactions after the plan is started, the minimum purchase amount is $500 per account.

Holders of Class A, Class D and Class I shares of the Catholic Equity Fund will receive the single class of shares of the Ave Maria Fund in connection with the Reorganization.

Dividends and Distributions

The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis and any net realized capital gains annually. Distributions are paid according to one of the following options selected by shareholders:

•	Share Option - income distributions and capital gains distributions reinvested in additional shares.

•	Income Option - income distributions paid in cash; capital gains distributions reinvested in additional shares.

•	Cash Option - income distributions and capital gains distributions paid in cash.

If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short term capital gains at least annually. The Catholic Equity Fund may also pay a special distribution to comply with federal tax requirements. Shareholders may choose to have their dividends and capital gain distributions automatically reinvested in shares of the Fund at net asset value without a sales charge or you may take them in cash.

Taxation

A sale or exchange of shares of either Fund generally is a taxable event and may result in a capital gain or loss. Distributions, whether received in cash or additional Fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a Fund held the assets that were sold.

Organization and Management

Ave Maria Fund

The Ave Maria Fund is a mutual fund series of Schwartz Investment Trust, an Ohio business trust organized on August 31, 1992 and registered as an open-end, management investment company. The Ave Maria Fund commenced operations with one class of shares on May 2, 2005. In addition to the Ave Maria Rising Dividend Fund, Schwartz Investment Trust also offers the following other series of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund, and the Schwartz Value Fund.

Schwartz Investment Trust retains Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, as investment adviser to manage the Ave Maria Fund's investments. Schwartz Investment Counsel has been registered as an investment adviser since 1988 and has over $650 million of assets under management as of December 31, 2006. The controlling shareholder of the Schwartz Investment Counsel is George P. Schwartz, CFA, who is President of both Schwartz Investment Trust and Schwartz Investment Counsel.

The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. Schwartz Investment Counsel has contractually agreed to reduce the advisory fee or reimburse a portion of the operating expenses so that the net expenses of the Ave Maria Fund do not exceed 1.25% until at least May 1, 2010. For its fiscal year ended December 31, 2005, after fee waivers, the Ave Maria Fund paid investment advisory fees at the rate of 0.57% of the Fund's average net assets.

Catholic Equity Fund

The Catholic Equity Fund is a mutual fund series of CFI, a Maryland corporation organized in 1998, and registered as an open-end, management investment company. The Catholic Equity Fund commenced operations on April 3, 2002. The Catholic Equity Fund is currently the only series of shares offered by CFI. The Catholic Equity Fund is a successor in interest to three former equity fund series of CFI which commenced operations on May 3, 1999.

CFSC, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Catholic Equity Fund. As the adviser, CFSC makes the investment decisions for the Catholic Equity Fund. As the distributor, CFSC sells the Fund's shares to investors. The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society) and Catholic Union of Texas, The KJT (a Texas fraternal benefit society).

The Catholic Equity Fund has also engaged ZCM to serve as its subadviser. ZCM is an independently run, wholly owned subsidiary of The Ziegler Companies, Inc., organized as a limited liability company. The firm became a separate legal entity from the brokerage entity subsidiary of The Ziegler Companies, Inc., B.C. Ziegler and Company, in June 2005. B.C. Ziegler and Company has been involved in the investment advisory business since 1991. As of June 30, 2006, ZCM and its affiliates had approximately $3.2 billion of assets under discretionary man-agement. The principal address of ZCM is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

Pursuant to the terms of advisory agreements, and subject to the supervision of the Fund's board of directors, CFSC and the subadviser, ZCM, manage the investment and reinvestment of the Fund's assets, provide the Fund with personnel, facilities and administrative services, and supervise the Fund's daily business affairs.

For providing the services listed above, CFSC receives an annual advisory fee at the rate of 50 basis points (0.50%) on the first $500 million of average daily net assets for the Catholic Equity Fund and 45 basis points (0.45%) of the Fund's average daily net assets in excess of $500 million. From its advisory fees, CFSC pays ZCM a subadvisory fee for managing the assets of The Catholic Equity Fund at an annual rate of 20 basis points (0.20%) on the first $250 million of the Fund's average daily net assets; 18 basis points (0.18%) of the Fund's average daily net assets above $250 million, but below $500 million; and 15 basis points (0.15%) of the Fund's average daily net assets in excess of $500 million.

Portfolio Management

Ave Maria Fund

George P. Schwartz, CFA and Richard L. Platte, Jr., CFA, serve as co-portfolio managers for the Ave Maria Fund. Mr. Schwartz has been President and Chief Investment Officer of Schwartz Investment Counsel for more than 25 years. Mr. Platte joined Schwartz Investment Counsel in 1987 and currently serves as Executive Vice President and Secretary. They have served as portfolio managers of the Ave Maria Fund since its inception on May 2, 2005.

Catholic Equity Fund

As noted above, CFSC has entered into a sub-advisory agreement with ZCM for the day-to-day management of the Catholic Equity Fund's assets. The Catholic Equity Fund is managed by a team of investment professionals with equities experience who are employed by ZCM. The team jointly develops and implements investment strategies for the Fund. The team currently consists of Donald J. Nesbitt, Brian K. Andrew, and Mikhail I. Alkhazov and is currently led by Donald J. Nesbitt.

Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined Ziegler in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin - Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois - Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

Brian K. Andrew is ZCM's Chief Investment Officer and a Senior Managing Director serving on ZCM's Management Committee. Mr. Andrew joined B.C. Ziegler and Company in 1994 after spending seven years working as an analyst and portfolio manager for bank trust and investment advisory firms. He was also a managing director and partner in a private investment advisory firm. Mr. Andrew is currently a member of the Investment Services Group equity and fixed income committees. Prior to joining Ziegler, he created an investment program to manage indentured funds, managed municipal funds and monies for organizations in the health care and senior living industry. He has experience crafting investment policies and educating organizational management and boards regarding those policies and their implementation. Mr. Andrew received his B.S. in Business/Finance from the University of Minnesota. He has also earned his Chartered Financial Analyst (CFA), and Certified Cash Manager (CCM) designations. He is a member of the Milwaukee Investment Analyst Society, the CFA Institute and the Treasury Management Association.

Mikhail I. Alkhazov is a Assistant Vice President and Portfolio Manager for ZCM. He joined Ziegler Investment Services Group in 2002, having served as a research analyst at B.C. Ziegler and Company for the two previous years. He currently serves as a Portfolio Manager and Equity Analyst, supporting the quantitative investment research process. Mr. Alkhazov graduated magna cum laude from the University of Wisconsin-Milwaukee with undergraduate degrees in Accounting and in Finance. He is a candidate for Level III of the Chartered Financial Analyst program and holds Series 7, 66, and 55 licenses.

Other Service Providers to the Funds

Ave Maria Fund

The following firms serve in the indicated capacities for the Ave Maria Fund pursuant to contractual relationships:

Function	Firm

Distributor	ULTIMUS FUND DISTRIBUTORS, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Transfer Agent	ULTIMUS FUND SOLUTIONS, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 888-726-9331

Custodian	US BANK, N.A. 425 Walnut Street Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm	DELOITTE & TOUCHE LLP 111 South Wacker Drive Chicago, Illinois 60606

Legal Counsel	SULLIVAN & WORCESTER LLP 1666 K Street N.W. Suite 700 Washington, D.C. 20006

Catholic Equity Fund

The following firms serve in the indicated capacities for the Catholic Equity Fund pursuant to contractual relationships:

Function	Firm

Distributor	CATHOLIC FINANCIAL SERVICES CORPORATION 1100 West Wells Street Milwaukee, Wisconsin 53233

Transfer Agent and Shareholder Services	U.S. BANCORP FUND SERVICES, LLC 615 East Michigan Street P.O. Box 710 Milwaukee, Wisconsin 53201-0701

Custodian	U.S. BANK, N.A. 615 East Michigan Street P.O. Box 710 Milwaukee, Wisconsin 53201-0701

Independent Registered Public Accounting Firm	PRICEWATERHOUSECOOPERS LLP 100 East Wisconsin Avenue Suite 1500 Milwaukee, WI 53202

RISK FACTORS

In evaluating whether to approve the Agreement and invest in the Ave Maria Fund, shareholders should carefully consider the following summary of risk factors relating to both the Ave Maria Fund and the Catholic Equity Fund, in addition to the other information set forth in this proxy statement and prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. While investing in the Funds poses some similar risks, the risks associated with investing in the Ave Maria Fund are generally different to the risks associated with investing in the Catholic Equity Fund. The most significant differences in the risks of investing in the Funds are that:

•
The Catholic Equity Fund investment program focuses on investing in companies that are included in the S&P 500 Index, which includes the stocks of primarily large-cap companies (those with market capitalizations of greater than $10 billion), while the Ave Maria Fund focuses on companies of all sizes and has historically invested in stocks of mid- and small-cap companies (those with market capitalizations of less than $10 billion). At December 31, 2006, stocks of small- and mid-cap companies collectively comprised approximately 67% of the Ave Maria Fund's portfolio. As a result, the Ave Maria Fund has greater exposure to risks associated with investing in smaller companies as compared to the Catholic Equity Fund. Those risks are described in more detail under "Small- and Mid-Cap Company Risks" below.

•
Both the Catholic Equity Fund and the Ave Maria Fund utilize exclusionary investment screens to promote Catholic values. However, the Catholic Equity Fund avoids investing in stocks of only those companies that directly participate in abortion. The Ave Maria Fund, on the other hand, avoids investing in the stocks of companies that offer products and services, or engage in practices, that are contrary to the core values and teachings of the Roman Catholic Church, as determined by the Catholic Advisory Board to the Ave Maria Fund. These exclusionary practices may cause each Fund's performance to vary as compared to the S&P 500 Index due to the over or under performance of the excluded stocks relative to the balance of the Fund's investment portfolio and the performance of the stock market generally. This risk of performance divergence is greater in the case of the Ave Maria Fund, given its broader exclusionary practices.

Market Risk

Both the Catholic Equity Fund and the Ave Maria Fund are subject to market risk, which is the risk that stocks generally will rise and fall over short and even extended periods. Equity markets tend to move in cycles. A Fund's net asset value (and share price) will likely fluctuate with these price changes and market fluctuation. The overall market and specific securities held by a Fund may decline in value, and you could lose money investing in either Fund.

Objective Risk

Both Funds are subject to objective risk, which is the risk that the individual stocks in a Fund's portfolio may not perform in a manner that is consistent with the stock markets generally. Accordingly, factors may particularly affect the stocks held by a Fund and thus the Fund's net asset value, although the markets may not be so affected. The Funds also are subject to stock selection risk, which is the risk that the strategies and stocks selected for investment may not produce the expected or desired results. In other words, either Fund may pick the wrong stocks from time to time. The skill of each Fund's portfolio manager in choosing appropriate investments plays a significant role in determining whether the Fund is able to achieve its investment objective.

Moral Investing Risks

As discussed above, both Funds avoid investing in the stocks of companies that offer products or engage in practices which are inconsistent with Catholic values, and the exclusion of these stocks from their portfolios could affect their performance relative to the stock market generally. This risk is more pronounced in the case of the Ave Maria Fund which avoids investing in the stocks of any companies that offer products and services, or engage in practices, that are contrary to the core values and teachings of the Roman Catholic Church, whereas the Catholic Equity Fund limits its exclusionary practices to the stocks of those companies which directly engage in abortion.

With respect to the Ave Maria Fund, if its Catholic Advisory Board is of the opinion that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Ave Maria Fund. This policy could result in the Ave Maria Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security. It may only recommend to the adviser that the security be sold. The adviser maintains ultimate authority over this decision.

Small- and Mid-Cap Company Risks

The Ave Maria Fund is subject to risks associated with investing in small- and mid-cap companies. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock.

PERFORMANCE OF THE AVE MARIA RISING DIVIDEND FUND

Information about the performance of the Ave Maria Fund, including management's discussion of its performance, for the year ended December 31, 2005 and for the six months ended June 30, 2006 is contained in the Ave Maria Fund Prospectus and the Ave Maria Fund Shareholder Reports, copies of which accompany this proxy statement and prospectus.

FURTHER INFORMATION ABOUT THE FUNDS

For more information about the Ave Maria Fund, including information on its investment objectives, principal strategies and risks, expenses, management, purchase, redemption and exchange procedures, and shareholder services, please read the Ave Maria Fund Prospectus which is incorporated by reference into and accompanies this proxy statement and prospectus.

For similar information about the Catholic Equity Fund, please read the Catholic Equity Fund Prospectus, which is incorporated by reference into this proxy statement and prospectus. The Catholic Equity Fund Prospectus was previously delivered to you and is available upon request without charge by calling CFSC at 1-877-222-2402.

APPROVAL OF THE REORGANIZATION AGREEMENT

The Board of Directors of CFI recommends that the shareholders of the Catholic Equity Fund vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board of Directors approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund.

Description of the Reorganization Agreement

The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this proxy statement and prospectus.

The Reorganization Agreement contemplates the transfer of substantially all of the assets and ordinary operating liabilities of the Catholic Equity Fund to the Ave Maria Fund in exchange solely for shares of the single class of common stock of the Ave Maria Fund, and the pro rata distribution of those shares to the shareholders of each of Class A, Class D, and Class I shares of the Catholic Equity Fund. If approved by the shareholders of the Catholic Equity Fund, the Reorganization will occur as of the close of business on March __, 2007 (the "Closing Date"), or such other date as the parties may determine.

Under the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the property, rights and assets of the Catholic Equity Fund, including but not limited to all portfolio securities, cash, cash equivalents, and dividend and interest receivables owned by the Catholic Equity Fund. The Ave Maria Fund also will assume the liabilities of the Catholic Equity Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities, and discharge them when and as they are due or otherwise in accordance with their terms. Any liabilities of the Catholic Equity Fund not assumed by the Ave Maria Fund will remain the responsibility of the Catholic Equity Fund. To protect against certain of the liabilities, the Catholic Equity Fund will retain a directors and officers’ and an errors and omissions insurance policy to provide protection in the unlikely event that, after the Closing Date, any presently unknown and unanticipated claims are asserted against the Catholic Equity Fund or its officers or Directors by shareholders or other third parties. After the Closing Date, the Catholic Equity Fund will cease operations and CFI will dissolve pursuant to the Maryland General Corporation Law.

In consideration for the assets and liabilities of the Catholic Equity Fund transferred in the Reorganization, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by the Catholic Equity Fund. The assets of the Catholic Equity Fund and the per share net asset value of the Ave Maria Fund shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of the Ave Maria Fund as described in the accompanying Ave Maria Fund Prospectus and in the Ave Maria Fund SAI.

As of the close of business on the Closing Date, the Catholic Equity Fund will distribute pro rata to its holders of record of Class A, Class D and Class I shares, the shares of the Ave Maria Fund received by the Catholic Equity Fund. This liquidating distribution will be accomplished by opening accounts on the books of the Ave Maria Fund in the names of shareholders of the Catholic Equity Fund and by transferring the shares credited to the account of the Catholic Equity Fund on the books of the Ave Maria Fund. Each account opened will represent the respective pro rata number of shares of the Ave Maria Fund due to each Catholic Equity Fund shareholder. Fractional shares of the Ave Maria Fund will be rounded to the nearest thousandth of a share.

Accordingly, every shareholder of the Catholic Equity Fund will own shares of the Ave Maria Fund immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Catholic Equity Fund shares immediately prior to the Reorganization. Moreover, because the Ave Maria Fund shares will be issued at net asset value in exchange for the net assets of the Catholic Equity Fund, and the aggregate net value of those assets will equal the aggregate value of the Ave Maria Fund shares issued in exchange, the net asset value per share of the Ave Maria Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Catholic Equity Fund or Ave Maria Fund shareholder.

On or prior to the Closing Date, the Catholic Equity Fund will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

Inappropriate Securities

Certain of the securities held by the Catholic Equity Fund may not be consistent with the investment and Catholic values programs of the Ave Maria Fund. Following approval of the Reorganization Agreement by the Catholic Equity Fund shareholders and until the closing, the Catholic Equity Fund will use reasonable efforts to dispose of some of those securities in a orderly manner in the normal course of its business. As promptly as practicable following the closing, the Ave Maria Fund will, in an orderly fashion, dispose of any securities transferred to it by the Catholic Equity Fund that Schwartz Investment Counsel determines are inconsistent with the Ave Maria Fund's investment objective and program.

Other Terms

CFI (on behalf of the Catholic Equity Fund) and Schwartz Investment Trust (on behalf of the Ave Maria Fund) have each made representations and warranties in the Reorganization Agreement that are customary in a transaction such as the Reorganization. Those representations and warranties will not survive the Closing Date, and Catholic Equity Fund shareholders will not be liable for breaches thereof.

The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

•	The Reorganization Agreement must have been approved by the Catholic Equity Fund shareholders;

•
CFI and Schwartz Investment Trust must have received a legal opinion from Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the Catholic Equity Fund shareholders, the Catholic Equity Fund or the Ave Maria Fund;

•
Schwartz Investment Trust's Registration Statement on Form N-14 registering its shares to be issued in the Reorganization (the "Registration Statement") must have become effective under the Securities Act of 1933, no stop order suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Reorganization Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933; and

•
The transactions described in the related purchase agreement between CFSC, as the investment adviser of the Catholic Equity Fund, and Schwartz Investment Counsel, as the investment adviser of the Ave Maria Fund, must be consummated concurrently with the closing of the transactions described in the Reorganization Agreement.

Notwithstanding approval by the Catholic Equity Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date:

•	By mutual written consent of the parties;

•	By either party if the closing has not occurred by May 31, 2007;

•
By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

•
By the Board of Trustees of Schwartz Investment Trust or by the Board of Directors of CFI if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Ave Maria Fund or of the Catholic Equity Fund, respectively.

Neither the Catholic Equity Fund nor the Ave Maria Fund will be required to pay any costs, fees, and expenses incurred in connection with the Reorganization, such as legal fees, accounting fees and costs of printing and mailing this proxy statement and prospectus and related proxy materials, soliciting the approval of the Catholic Equity Fund shareholders or conducting the Meeting. Those costs will be paid by Schwartz Investment Counsel and CFSC. See "Agreement Between Advisers" below.

Agreement Between Advisers

Schwartz Investment Counsel and CFSC have entered into a purchase agreement under which CFSC will convey to Schwartz Investment Counsel the books and records and other assets directly relating to, and used in connection with, the investment advisory services CFSC performs on behalf of the Catholic Equity Fund. In addition, CFSC will provide to Schwartz Investment Counsel assistance and cooperation in connection with the Reorganization, including using its commercially reasonable efforts to obtain shareholder approval of the Reorganization Agreement, and will notify Schwartz Investment Counsel promptly in the event that it becomes reasonably likely that the Reorganization Agreement will not be approved or that the Reorganization otherwise will not proceed.

In consideration for CFSC's transfer of the books and records and other assets described above, Schwartz Investment Counsel has agreed to pay two-thirds of all costs, fees and expenses incurred by CFSC and CFI, up to a limit of $50,000, and one hundred percent the of costs, fees and expenses incurred by Schwartz Investment Counsel and Schwartz in connection with completing the Reorganization. These costs, fees and expenses include, but are not limited to, legal and accounting fees and other costs, fees and expenses of preparing the Registration Statement, including this proxy statement and prospectus, otherwise registering the shares of the Ave Maria Fund to be issued in the transaction, printing and mailing of proxy materials, soliciting the approval of the Catholic Equity Fund shareholders, conducting the Catholic Equity Fund Meeting, and the like. For a period of three years after the closing, Schwartz Investment Counsel also has agreed to pay to CFSC a servicing fee at an annual rate of twenty-five basis points (0.25%) of all assets maintained in accounts with any of the Ave Maria equity funds which are owned by shareholders whose shares of the Catholic Equity Fund are converted in the Reorganization to shares of the Ave Maria Fund.

The purchase agreement may be terminated at any time prior to the Closing Date:

•	By mutual consent of Schwartz Investment Counsel and CFSC;

•
By either Schwartz Investment Counsel or CFSC if the transactions described in the purchase agreement and in the Reorganization Agreement have not been completed by May 31, 2007, provided the failure of those matters to be completed did not result from a breach by the terminating party of any representation, warranty, covenant or commitment contained in the purchase agreement. Upon termination, each of Schwartz Investment Counsel and CFSC is obligated to pay its own expenses incurred in connection with the purchase agreement and those of the Ave Maria Fund and the Catholic Equity Fund, respectively, incurred in connection with the Reorganization Agreement, unless termination is by reason of a breach by the non-terminating party, in which case the non-terminating party is obligated to pay the expenses of the terminating party and the relevant Fund.

Background to the Reorganization

Catholic Knights and its fraternal partners, through their joint ownership of CFSC, sponsored and financed the organization and startup of CFI in May of 1999. Initially, CFI consisted of three actively managed equity funds that promoted Catholic values by avoiding investing in companies whose products or business practices were inconsistent with three specific Catholic values selected by CFI's Board of Directors. Over the ensuing two years, CFSC subsidized the operations of CFI through fee waivers and expense reimbursements to maintain operating expense ratios competitive with peer group funds. Catholic Knights, its fraternal partners and CFI's Board of Directors were dissatisfied with the rate of growth and prospects for the three equity funds, and ultimately determined to simplify the structure by consolidating all three equity funds into a single, passively managed S&P 500 Index fund. This new fund would promote specific important Catholic values through an advocacy campaign, but would continue to avoid investing in stocks of any companies which participated directly in abortion. That consolidation was completed in April of 2002, and was the origin of the Catholic Equity Fund.

Since that time, Catholic Knights, its fraternal partners, CFSC and the Board of Directors of CFI have evaluated and implemented various marketing and distribution strategies, but the Catholic Equity Fund has failed to accumulate sufficient assets to make its operations profitable for CFSC. Since the origins of CFI, CFSC has subsidized CFI's operations through fee waivers and expense reimbursements in an amount totaling approximately $2.4 million. In addition to the foregoing fee waivers and expense reimbursements, CFSC also provided staff and marketing support and directly incurred other costs to assist in the distribution of CFI at a cost of an addition nearly $2 million since CFI’s inception. By mid-2004 Catholic Knights' fraternal partners had indicated they no longer would subsidize fund operations, so the subsidy burden fell solely to Catholic Knights. In addition, since the origin of CFI Catholic Knights has provided personnel, systems and operational support to CFSC and CFI, and has borne the vast majority of the overhead burden and other costs associated with this support.

In light of Catholic Knights' significant investment and financial commitment to the success of CFI, its Board of Directors set growth targets that it expected to materialize during 2006. By the fall of 2006, Catholic Knights' Board of Directors concluded that its growth expectations would not be realized, and it directed Catholic Knights' and CFSC's management to begin investigating options for Catholic Knights to exit the mutual fund business. Ultimately, Catholic Knights announced that it would cease all fee waivers and expense reimbursements and would seek to exit the mutual fund business by March 31, 2007.

In response to this announcement, management of CFSC and of CFI immediately began considering strategic alternatives available to the Catholic Equity Fund. At a meeting held on November 14, 2006, management presented the Board of Directors with three possible alternatives: namely liquidating the Catholic Equity Fund, finding another investment adviser/distributor to assume sponsorship of the Catholic Equity Fund, or seeking an appropriately comparable mutual fund with which the Catholic Equity Fund could consolidate. Management noted that a liquidation would be a taxable event. While the vast majority of the Catholic Equity Fund's assets are held by tax-exempt institutions and/or by tax deferred retirement plans and the like, there was a substantial number of individual shareholders who would recognize taxable gain on liquidation proceeds. The tax liability associated with any such gain would reduce the amount these shareholders would have available to reinvest in an alternative mutual fund or other opportunity. For this reason, the Directors concurred that liquidation should be considered a last resort.

Management described to the Board preliminary discussions it had with various candidates that were identified as potentially interested in taking over as investment adviser and distributor for the Catholic Equity Fund. One candidate in particular expressed a strong interest. However, it would involve a new investment adviser to be created as a venture by experienced industry professionals with an interest in Catholic values. Their preliminary plans indicated a focus on institutional accounts and a potential phasing out of individual, retail accounts, and also contemplated reduced subsidy with higher expense caps as a strategy for more quickly achieving profitability. The Directors concurred that, while this alternative was worth pursuing in greater detail, the degree of complexity and uncertainty associated with this alternative limited its attractiveness.

Management also discussed with the Board preliminary discussions it had initiated with various investment advisers who offer investment strategies that comport with Catholic and/or social values. At least one of these investment advisers had no experience or infrastructure to manage a registered mutual fund. Others expressed no or only faint interest in engaging in a reorganization transaction with the Catholic Equity Fund. Only Schwartz Investment Counsel expressed a keen interest.

Based on these discussions, the Board directed management to engage in more formal discussions with Schwartz Investment Counsel and, at the same time, to continue discussions with the party that had expressed interest in taking over investment management and distribution of the Catholic Equity Fund. The Board also appointed a special committee of three Directors to confer with management as these discussions progressed.

During the ensuing month, management engaged in further discussions with the party that had expressed interest in taking over investment management of the Catholic Equity Fund, but those discussions failed to achieve clarity and certainty sufficient for management to formulate a recommendation to the Board on this alternative. After conferring with the special committee of the Board, this alternative was abandoned.

At the same time, more formalized discussions began with Schwartz Investment Counsel. Management and CFSC shared confidential financial, business and legal and regulatory compliance information with Schwartz Investment Counsel pursuant to a confidentiality agreement. Schwartz Investment Counsel visited CFSC's offices to conduct further review of books and records and to engage in discussions with management of CFSC and CFI. Schwartz Investment Counsel then outlined a proposal under which it would recommend to the Board of Schwartz Investment Trust a possible consolidation of the Catholic Equity Fund with and into the Ave Maria Rising Dividend Fund.

At a special telephonic meeting of the Board of Directors held on December 14, 2006, management of CFI and of CFSC updated the Board on progress made in its investigation of the strategic alternatives, and requested authority to focus its efforts on working further with Schwartz Investment Counsel to develop a definitive plan for the consolidation of the Catholic Equity Fund with and into the Ave Maria Rising Dividend Fund. Management explained that discussions regarding another investment adviser taking over management of the Catholic Equity Fund had failed to provide any more clarity or certainty, and that management believed further discussions and negotiations with Schwartz Investment Counsel offered more favorable prospects for the Catholic Equity Fund and its shareholders. Management suggested that, of the Ave Maria family of funds, the Ave Maria Rising Dividend Fund was the most appropriate choice for consolidation with the Catholic Equity Fund because it maintains a greater percentage of its assets in large capitalization stocks than do the other Ave Maria funds, and its investment program includes a component of current dividend yield, much like the Catholic Equity Fund. Based on the information presented at the meeting, the Board instructed management to attempt to negotiate definitive terms regarding the possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund.

On January 24, 2007, management of CFSC and of CFI presented to the Board the Reorganization Agreement and a related purchase agreement between CFI and Schwartz Investment Counsel regarding the proposed reorganization. The Board formally approved the Reorganization Agreement and the Reorganization at that meeting, subject to approval by the shareholders of the Catholic Equity Fund.

Board Consideration

In determining that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund, the factors that the Board of Directors found most persuasive included:

•	The strong reputation, substantial experience and commitment of Schwartz Investment Counsel in marketing financial products to American Catholics;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that seeks capital appreciation and current dividend income through investments in stocks of well established companies;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that strives to promote core Catholic values through an active proxy voting campaign and by abstaining from purchasing the stock of portfolio companies that violate core values and teachings of the Roman Catholic Church;

•
The Ave Maria Fund historically has delivered to its shareholders a total return that is higher than the total return historically experienced on all share classes of the Catholic Equity Fund, even after taking into account the higher operating expense ratio of shares of the Ave Maria Fund;

•
The strong legal and regulatory compliance culture of the Ave Maria Fund and its service providers observed by management of CFSC and CFI during their diligence investigation of the operations of those firms;

•
The fact that Schwartz Investment Trust consists of a family of funds that promotes Catholic values, thereby offering shareholders of the Catholic Equity Fund an opportunity to diversify their investment into multiple investment strategies without sacrificing their interest in investing in a manner that promotes Catholic values;

•
The Ave Maria family of funds is a no-load organization, thereby providing shareholders of the Catholic Equity Fund an opportunity to increase their investment over time without incurring sales charges;

•
While the majority of the assets of the Ave Maria Fund are invested in mid-sized companies, a significant portion (approximately 33% as of December 31, 2006) of its assets typically is invested in large capitalization stocks which are similar to those held by the Catholic Equity Fund;

•
While the Ave Maria Fund is a fairly new fund with only limited performance history, the long-term track record of Schwartz Investment Counsel in managing funds under similar investment objectives and programs has been strong;

•
By consolidating the assets of the Catholic Equity and Ave Maria Funds to form a larger fund, shareholders in the future could see the benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund; and

•
The Reorganization will be structured as a tax-free transaction, meaning shareholders will not recognize gain or loss on the exchange of their shares for shares of the Ave Maria Fund. If the Catholic Equity Fund were instead liquidated, the receipt of liquidation proceeds would be taxable to shareholders, which potentially could reduce the amount they would have to reinvest in an alternative fund.

Accordingly, the Board of Directors of CFI, including all of the Directors who are not "interested persons" of CFI or of CFSC, recommends that shareholders of the Catholic Equity Fund vote "FOR" approval of the Reorganization Agreement and the Reorganization.

Federal Tax Considerations

The Reorganization is conditioned upon receipt by CFI and Schwartz Investment Trust of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

The opinion is based on the current provisions of the Internal Revenue Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

•
The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Catholic Equity Fund and the Ave Maria Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Catholic Equity Fund upon the transfer of substantially all of its assets to the Ave Maria Fund in exchange solely for shares of the Ave Maria Fund and the assumption by the Ave Maria Fund of certain of the Catholic Equity Fund's liabilities;

•
No gain or loss will be recognized by the Ave Maria Fund upon its receipt of substantially all of the assets of the Catholic Equity Fund in exchange solely for shares of the Ave Maria Fund or upon its assumption of certain of the Catholic Equity Fund's liabilities;

•
No gain or loss will be recognized by the Catholic Equity Fund on the distribution to the Catholic Equity Fund shareholders of the shares of the Ave Maria Fund received by the Catholic Equity Fund in the Reorganization;

•
No gain or loss will be recognized by the Catholic Equity Fund shareholders upon the liquidation of the Catholic Equity Fund and the related surrender of their shares of the Catholic Equity Fund in exchange for shares of the Ave Maria Fund;

•
The basis of the shares of the Ave Maria Fund received by each shareholder of the Catholic Equity Fund in connection with the Reorganization will be the same as the Catholic Equity Fund shareholder's basis in his or her shares of the Catholic Equity Fund immediately prior to the Reorganization;

•
The holding period of the shares of the Ave Maria Fund received by each shareholder of the Catholic Equity Fund in connection with the Reorganization will include such Catholic Equity Fund shareholder's holding period of his or her shares of the Catholic Equity Fund held immediately prior to the Reorganization, provided that such shares of the Catholic Equity Fund were held by such Catholic Equity Fund shareholder as a capital asset at the effective time of the Reorganization;

•
The Ave Maria Fund's basis in the assets acquired from the Catholic Equity Fund will be the same as the basis of such assets in the hands of the Catholic Equity Fund immediately prior to the Reorganization;

•	The holding period of the assets of the Catholic Equity Fund received by the Ave Maria Fund will include the period during which such assets were being held by the Catholic Equity Fund; and

•
The Ave Maria Fund will succeed to and take into account as of the Closing Date the items of the Catholic Equity Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of the Catholic Equity Fund. Catholic Equity Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

Ave Maria Fund

The Schwartz Investment Trust is a business trust organized on August 31, 1992 under Ohio law. The Trustees are responsible for the management and supervision of the Ave Maria Fund. The trust instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Ave Maria Fund, with no par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The trust instrument also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders.

Each share of the Ave Maria Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of the Ave Maria Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Ave Maria Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder of the Ave Maria Fund is liable to further calls or to assessment by the Trust without his express consent.

Catholic Equity Fund

The Catholic Equity Fund is a mutual fund series of CFI, an open-end management investment company organized as a Maryland corporation. CFI's authorized capital consists of 1,000,000,000 shares of common stock with a par value of $.001 per share. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Catholic Equity Fund are the only series of shares being offered by CFI. The Catholic Equity Fund is comprised of Class A, Class D and Class I shares.

Shares of the Catholic Equity Fund are redeemable and exchangeable as described in the Catholic Equity Fund Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights. Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders.

As a Maryland corporation, CFI is not required to hold, and has not and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

CAPITALIZATION

The following table shows the unaudited capitalization of the Ave Maria Fund and the Catholic Equity Fund, respectively, as of June 30, 2006, and the unaudited pro forma capitalization of the shares of the Ave Maria Fund as of that date giving effect to the Reorganization:

	Catholic Equity Fund			Ave Maria Rising Dividend Fund	Adjustments	Pro Forma Combined Fund
	Class A Shares	Class D Shares	Class I Shares
Total Net Assets	$12,599,802	$10,728	$43,975,394	$29,549,768	$56,585,924	$86,135,692
Shares Outstanding	1,212,160	1,092	4,222,975	2,637,288	5,053,399	7,690,687
Net Asset Value Per Share	$10.39	$9.82	$10.41	$11.20	$11.20	$11.20

OWNERSHIP OF FUND SHARES

Ave Maria Fund

The table below identifies those persons who owned beneficially in excess of 5% of the outstanding shares of the Ave Maria Fund as of December 31, 2006. Except as shown in the table, as of December 31, 2006 no person was known by Schwartz Investment Trust and no officer or director of Schwartz Investment Trust was known to beneficially own more than 1% of the outstanding shares of the Ave Maria Fund.

Ave Maria Fund Percent of Outstanding Shares Beneficially Owned
Calhoun & Co. c/o Comerica Bank FBO Thomas S. Monaghan Trust P.O. Box 75000 Detroit, MI	28.6%

Ave Maria Fund Percent of Outstanding Shares Beneficially Owned
James R. and Ann M. Langon 4 Wingate Court Flourtown, PA	7.5%

Pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control that company. In addition, shareholders owning 25% or more of the outstanding voting shares of a fund may be able to determine the outcome of most issues that are submitted to shareholders for vote. By virtue of its ownership of 28.6% of the shares of the Ave Maria Fund, the Thomas S. Monaghan Trust is presently presumed, under the Investment Company Act, to control the Ave Maria Fund, and presently may be able to determine the outcome of most issues that are submitted to shareholders for vote. However, it is anticipated that as a result of the Reorganization, the Thomas S. Monaghan Trust's ownership of the Ave Maria Fund will be less than 25% after the Reorganization is consummated.

Catholic Equity Fund

Except as reflected in the table, as of December 31, 2006, no person known to CFI beneficially owned in excess of 5% of the shares of The Catholic Equity Fund or of any class of the Fund, no person was known to beneficially own a greater percent of the total outstanding shares of the Fund than Catholic Knights, its affiliates and the Archdiocese of New York, and no person was known to beneficially own a greater percent of the outstanding Class I shares of the Fund than Catholic Knights or the Archdiocese of New York. Because of their significant ownership of shares of the Fund, many items requiring the approval of shareholders of the Fund or of holders of Class I shares of the Fund voting separately can be determined based exclusively on the manner in which Catholic Knights, its affiliates and the Archdiocese of New York cast their votes, including such things as election of directors and approval of investment advisory and subadvisory agreements, distribution agreements and Rule 12b-1 distribution plans.

	The Catholic Equity Fund Percent of Outstanding Shares Beneficially Owned
	Class A	Class D	Class I	Total
NAP & Co- Mercantile 7650 Magna Dr. Belleville, IL 62223-3366	--	--	33.39%	25.93%
Associated Trust Company Catholic Knights Surplus 1100 W. Wells St. Milwaukee, WI 53233-2332	--	--	32.29%	25.08%
Associated Trust Company Catholic Knights Pension 1100 W. Wells St. Milwaukee, WI 53233-2332	--	--	7.71%	5.99%
Other Entities
Campbell Lodge Boys Home Foundation 231 Scott Street Covington, KY 41011-1557	--	--	6.64%	5.16%

The Catholic Equity Fund Percent of Outstanding Shares Beneficially Owned
Class A	Class D	Class I	Total
Branch Banking and Trust Shareholder Omnibus Account 300 E. Wendover Ave. Suite 100 Greensboro, NC 27401-1221	12.18%	--	--	2.72%
Officers and Directors of CFI (as a group - ten persons)	2.53%	--	--	0.78%

VOTING INFORMATION

Solicitation of proxies will be conducted principally by the mailing of this proxy statement and prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of CFI or by officers and employees of CFSC. Upon request, the CFSC will reimburse brokers, dealers, banks and voting Directors, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of CFI or by executing and delivering a later dated proxy to CFI or by attending the Meeting in person to vote the shares of the Catholic Equity Fund held by such shareholder.

The presence at the Meeting, in person or by proxy, of shareholders representing a majority of all Catholic Equity Fund shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

Approval of the Reorganization Agreement and the Reorganization contemplated thereby requires that at least two-thirds of all CFI shares outstanding and entitled to vote be voted in favor of the Reorganization Agreement. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against the Reorganization Agreement.

Shareholders of record of the Catholic Equity Fund at the close of business on February __, 2007 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder of Class A, Class D, or Class I shares will be entitled to one vote for each his or her shares (and a fractional vote for each fractional share) on each matter presented at the Meeting. As of the Record Date, there were a total of [1,207,496.669], [918.532] and [4,198,840.366] of Class A, Class D, and Class I shares of the Catholic Equity Fund outstanding, respectively.

As of the Record Date, Catholic Knights and the Archdiocese of New York owned or had the power to vote [34.11]% and [26.67]%, respectively, of all shares entitled to vote on approval of the Reorganization Agreement. Each of Catholic Knights and the Archdiocese of New York has indicated that it presently intends to vote all of the shares with respect to which it holds voting power "FOR" approval of the Reorganization Agreement.

In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

Under Maryland law, shareholders of the Catholic Equity Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization. However, shareholders may redeem their shares of the Catholic Equity Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Catholic Equity Fund Prospectus.

MISCELLANEOUS

Independent Registered Public Accounting Firms

An independent registered public accounting firm for the Ave Maria Fund performs an annual audit of the Ave Maria Fund’s financial statements. Schwartz Investment Trust’s Committee of Independent Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Ave Maria Fund’s independent registered public accounting firm. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

An independent registered public accounting firm for the Catholic Equity Fund performs an annual audit of the Catholic Equity Fund’s financial statements. CFI’s Committee of Independent Directors has engaged PricewaterhouseCoopers, LLC, located at 100 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202, to be the Catholic Equity Fund’s independent registered public accounting firm. No representative of PricewaterhouseCoopers, LLC is expected to be present at the Meeting.

Interests of Experts and Counsel

No expert or counsel named herein has a substantial interest in CFI, Schwartz Investment Trust, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

Other Matters

The Board of Directors of CFI has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of the Catholic Equity Fund wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of CFI, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

Available Information

Schwartz Investment Trust has filed with the Commission a Registration Statement with respect to the shares of the Ave Maria Fund offered in this proxy statement and prospectus. As permitted by the rules and regulations of the Commission, this proxy statement and prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the Public Reference Room of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

In addition to the above, the Ave Maria Fund and the Catholic Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the Ave Maria Fund and the Catholic Equity Fund which are of public record also can be inspected and copied at Commission's Public Reference Room. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a website at http:\\www.sec.gov that will contain certain other publicly available documents about Schwartz Investment Trust, the Ave Maria Fund, CFI and the Catholic Equity Fund.

No person has been authorized to give any information or to make any representations other than those contained in this proxy statement and prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Schwartz Investment Trust or CFI. This proxy statement and prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make the offer in that state or jurisdiction.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

A-i

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this "Agreement") is made as of this 26th day of January, 2007, by and between The Catholic Funds, Inc., a Maryland corporation ("CFI"), on behalf of the Catholic Equity Fund (the "Catholic Equity Fund"), and the Schwartz Investment Trust, an Ohio business trust ("Schwartz"), on behalf of the Ave Maria Rising Dividend Fund (the "Ave Maria Fund").

R E C I T A L S

WHEREAS, CFI is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of a single series or investment portfolio, namely the Catholic Equity Fund;

WHEREAS, Schwartz is registered with the SEC as an open-end management investment company under the 1940 Act, currently consisting of five separate series or investment portfolios, including the Ave Maria Fund;

WHEREAS, the Board of Directors of CFI and the Board of Trustees of Schwartz have each approved this Agreement and the transactions described herein;

WHEREAS, the Catholic Equity Fund and the Ave Maria Fund have similar investment objectives, principal investment strategies and Catholic values based investment philosophies;

WHEREAS, the parties desire to provide for the reorganization of the Catholic Equity Fund through the acquisition by the Ave Maria Fund of substantially all of the property, assets and goodwill of the Catholic Equity Fund and the assumption by the Ave Maria Fund of the stated and certain other liabilities of the Catholic Equity Fund in exchange for shares of beneficial interest of the Ave Maria Fund; the distribution of such shares of the Ave Maria Fund to the holders of shares of each class of common stock of the Catholic Equity Fund according to their respective ownership interests; and the liquidation of the Catholic Equity Fund as soon as practicable thereafter; and

WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Definitions

For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

1.1 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.2 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

1.3 "Ave Maria Fund" means the Ave Maria Rising Dividend Fund, a designated series or investment portfolio of Schwartz.

1.4 "Ave Maria Fund Regulatory Approvals" shall have the meaning set forth in Section 6.9 of this Agreement.

1.5 "Ave Maria Fund Shares" means the shares of beneficial interest of the Ave Maria Fund to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

1.6 "Catholic Equity Fund" means the Catholic Equity Fund, a designated series or investment portfolio of CFI.

1.7 "Catholic Equity Fund Assets" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the Catholic Equity Fund as of the close of business on the Closing Date.

1.8 "Catholic Equity Fund Liabilities" means all of the liabilities of the Catholic Equity Fund that (a) are reflected in the calculation of the net asset value of the Catholic Equity Fund as of the close of business on the Closing Date, (b) constitute ordinary operating liabilities of the Catholic Equity Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Catholic Equity Fund's net asset value, or (c) are set forth on Schedule 1.16 hereto, and only such liabilities.

1.9 "Catholic Equity Fund Regulatory Approvals" shall have the meaning set forth in Section 5.11 of this Agreement.

1.10 "Catholic Equity Fund Shareholders" means the holders of record of the issued and outstanding shares of common stock (including shares of Class A, Class D and Class I common stock) of the Catholic Equity Fund as of the close of business on the Closing Date.

1.11 "Catholic Equity Fund Shareholder Meeting" means a special meeting of the shareholders of the Catholic Equity Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of CFI to consider and vote upon the approval of this Agreement and the Reorganization described in this Agreement.

1.12 "Catholic Equity Fund Shares" means the issued and outstanding shares of common stock (including shares of Class A, Class D and Class I common stock) of the Catholic Equity Fund.

1.13 "Catholic Equity Fund Total Closing NAV" shall mean the value of the Catholic Equity Fund Assets (excluding the Excluded Assets), calculated as provided in Section 2.2(b), minus the value of the Catholic Equity Fund Liabilities, calculated as provided in Section 2.2(b).

1.14 "CFI" means The Catholic Funds, Inc., a Maryland corporation.

1.15 "CFI Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated February 1, 2006 (as may be supplemented or amended hereafter), of CFI relating to the Catholic Equity Fund.

1.16 "CFSC" means Catholic Financial Services Corporation, the investment adviser and distributor to the Catholic Equity Fund.

1.17 "Closing" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.

1.18 "Closing Date" means that date which is the first business day following the date on which all of the conditions precedent to the parties' obligations to proceed with the Closing, as set forth in Articles 7 and 8 of this Agreement, have been satisfied or waived, or such later date as the parties may mutually determine in writing.

1.19 "Code" means the Internal Revenue Code of 1986, as amended.

1.20 "Custodian" means US Bank, N.A., acting in its capacity as custodian for the assets of the Ave Maria Fund, including the assets of the Catholic Equity Fund being transferred to the Ave Maria Fund.

1.21 "Effective Time" means 5:00 p.m. Central Time on the Closing Date.

1.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.23 "Excluded Assets" shall have the meaning set forth in Section 2.4 of this Agreement.

1.24 "1940 Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.25 "Proxy Materials" shall have the meaning set forth in Section 4.1 of this Agreement.

1.26 "Registration Statement" shall have the meaning set forth in Section 4.1 of this Agreement.

1.27 "Reorganization" means the transactions described in and contemplated by this Agreement, including the transfer of the Catholic Equity Fund Assets (other than the Excluded Assets) to, and the assumption of the Catholic Equity Fund Liabilities by, the Ave Maria Fund in exchange for, and against delivery to the Catholic Equity Fund of, the Ave Maria Fund Shares, and the distribution of the Ave Maria Fund Shares to the Catholic Equity Fund Shareholders in liquidation of the Catholic Equity Fund.

1.28 "Required Catholic Equity Fund Shareholder Vote" shall have the meaning specified in Section 7.4 of this Agreement.

1.29 "Schwartz" means the Schwartz Investment Trust, a business trust established under the laws of Ohio.

1.30 "Schwartz Investment Counsel" means Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Fund.

1.31 "Schwartz Prospectus/SAI" means, as the context dictates, either or both of the Prospectus dated May 1, 2006 and the Statement of Additional Information dated May 1, 2006, as revised through August 4, 2006 (as they may be supplemented or amended hereafter), of Schwartz relating to the Ave Maria Fund.

1.32 "SEC" means the United States Securities and Exchange Commission.

1.33 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

1.34 "Ultimus" shall have the meaning specified in Section 2.7 of this Agreement.

2. Reorganization of the Catholic Equity Fund

2.1 Transfer of Catholic Equity Fund Assets; Assumption of the Catholic Equity Fund Liabilities; Issuance of Ave Maria Fund Shares. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, CFI, on behalf of the Catholic Equity Fund, shall sell, convey, transfer and deliver all of the Catholic Equity Fund Assets (excluding the Excluded Assets) to the Custodian on behalf of the Ave Maria Fund in consideration of, in exchange for, and against delivery to the Catholic Equity Fund by Schwartz on behalf of the Ave Maria Fund, of that number of Ave Maria Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the Catholic Equity Fund Assets (exclusive of the Excluded Assets) minus the value of the Catholic Equity Fund Liabilities, all computed in accordance with Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the Ave Maria Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges or encumbrances of any and every kind (other than those arising under applicable securities laws). Moreover, at the Effective Time, CFI, on behalf of the Catholic Equity Fund, shall transfer the Catholic Equity Fund Liabilities to the Ave Maria Fund, and the Ave Maria Fund shall assume all such liabilities and discharge them in accordance with their terms. The Ave Maria Fund Shares so delivered to the Catholic Equity Fund shall consist of the number of shares of the Ave Maria Fund determined in accordance with Section 2.2(c) of this Agreement. Immediately following receipt of the Ave Maria Fund Shares, the Catholic Equity Fund shall distribute such shares to the Catholic Equity Fund Shareholders in liquidation of the Catholic Equity Fund.

2.2 Computation of Net Asset Value.

(a) When Determined. The net asset value of the Ave Maria Fund Shares and the value of the Catholic Equity Fund Assets and the Catholic Equity Fund Liabilities shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

(b) Valuations. The net asset value of the Ave Maria Fund Shares shall be computed in accordance with the practices and procedures of the Catholic Equity Fund described in the Schwartz Prospectus/SAI. The value of the Catholic Equity Fund Assets shall be computed in accordance with the practices and procedures of the Catholic Equity Fund described in the Schwartz Prospectus/SAI; provided, however, that if such computation is inconsistent with the computation of the value of the Catholic Equity Fund Assets determined in accordance with the practices and policies of the Catholic Equity Fund, the parties hereto shall confer and mutually agree on such valuation. Notwithstanding the foregoing, Catholic Equity Fund Assets for which market quotes are not available, if any, shall be valued as mutually agreed by the parties hereto. The value of the Catholic Equity Fund Liabilities shall be computed as the aggregate amount of the liabilities that are to be reflected on a balance sheet for the Catholic Equity Fund and included in the computation of the Catholic Equity Fund's net asset value as of the close of business on the Closing Date in accordance with generally accepted accounting principles ("GAAP") consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Ave Maria Fund in calculating its net asset value; provided, however, that if such computation is inconsistent with the computation of the value of the Catholic Equity Fund Liabilities determined in accordance with GAAP consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Catholic Equity Fund in calculating its net asset value, the parties hereto shall confer and mutually agree upon such valuation. For purposes of computing the value of the Catholic Equity Fund Liabilities, operating liabilities that are not required under GAAP to be included in the computation of the Catholic Equity Fund's net asset value shall have no value. The stock transfer books of the Catholic Equity Fund shall be permanently closed as of the close of business on the Closing Date, and only purchase orders and requests for the redemption of shares of the Catholic Equity Fund received in proper form prior to the close of regular trading on the New York Stock Exchange on the Closing Date shall be accepted by the Catholic Equity Fund. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the Ave Maria Fund (assuming that the transactions contemplated by this Agreement have been consummated).

(c) Computations. Except as otherwise provided in Section 2.2(b), all computations of value shall be made by Schwartz Investment Counsel (or such other person as is responsible for regularly pricing the Ave Maria Fund's portfolio securities). Schwartz shall cause Schwartz Investment Counsel (or such other person) to deliver to CFI a copy of its valuation report at or prior to the Closing.

(d) Shadow Valuation. Promptly following the date of this Agreement, CFI and Schwartz shall each cause a valuation of the Catholic Equity Fund Assets and Catholic Equity Fund Liabilities to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 15 days after the date of this Agreement. This shadow pricing procedure shall, at the request of either party, be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Closing Date.

2.3 List of Assets.

(a) The Catholic Equity Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Catholic Equity Fund as of the close of business on the Closing Date.

(b) Promptly following the signing of this Agreement, the Catholic Equity Fund will provide the Ave Maria Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the Catholic Equity Fund will provide the Ave Maria Fund with a list of the Catholic Equity Fund Assets.

2.4 Excluded Assets. There shall be excluded from the assets of the Catholic Equity Fund described in Section 2.3 to be transferred to Schwartz (i) all causes of actions, claims and rights, if any, of the Catholic Equity Fund against third parties in connection with the unknown liabilities, if any, not assumed by Schwartz on behalf of the Ave Maria Fund in accordance with this Agreement, (ii) the Catholic Equity Fund's tail insurance policy, and (iii) all cash, cash equivalents and securities in an amount estimated by CFI to be sufficient to pay all liabilities of the Catholic Equity Fund that have accrued but which remain unpaid as of the close of business on the Closing Date including, without limitation: (a) amounts owed or to be owed to any Catholic Equity Fund Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, not being assumed by Schwartz on behalf of the Ave Maria Fund or incurred in connection with this Agreement or estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Catholic Equity Fund (together, the "Excluded Assets").

2.5 Declaration of Dividends and Capital Gain Distributions by the Catholic Equity Fund. On or prior to the Closing Date, the Catholic Equity Fund will declare a dividend to shareholders of record of the Catholic Equity Fund as of or prior to the Closing Date so that, for the short taxable year of the Catholic Equity Fund ending on the date on which the Catholic Equity Fund is completely liquidated and discontinued, the Catholic Equity Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and one hundred percent (100%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Catholic Equity Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Catholic Equity Fund prior to the end of such calendar year to the shareholders of the Catholic Equity Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

2.6 Liquidation. In connection with the Closing, the Catholic Equity Fund shall be liquidated and CFI shall pay or make provisions for all of the Catholic Equity Fund's debts, liabilities, taxes and obligations of any kind (other than the Catholic Equity Fund Liabilities), directly attributable to, and equal in amount to, the Excluded Assets as described in Section 2.4 hereof, and distribute all remaining assets, including the Ave Maria Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the Catholic Equity Fund Shareholders in accordance with their ownership of shares of the Catholic Equity Fund.

2.7 Issuance of Ave Maria Fund Shares. On the Closing Date, CFI shall instruct Ultimus Fund Solutions, LLC ("Ultimus"), the transfer agent of the Ave Maria Fund, to record on the books and records of the Ave Maria Fund the interest of each of the Catholic Equity Fund Shareholders in the Ave Maria Fund Shares, in accordance with their pro rata interest in the Catholic Equity Fund Shares in the name of such Catholic Equity Fund Shareholder. Upon liquidation of the Catholic Equity Fund, all Catholic Equity Fund Shares then issued and outstanding shall thereupon be cancelled on the books of CFI. Schwartz or Ultimus shall forward a confirmation to each of the Catholic Equity Fund Shareholders of their ownership of the Ave Maria Fund Shares. No redemption or repurchase of such Ave Maria Fund Shares credited to any Catholic Equity Fund Shareholder in respect of his or her Catholic Equity Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Schwartz Investment Counsel or Ultimus for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Schwartz Investment Counsel or Ultimus.

2.8 Liabilities and Expenses. An unaudited Statement of Assets and Liabilities of the Catholic Equity Fund will be prepared by the Chief Financial Officer of CFI and delivered to Schwartz on the Closing Date. The Statement of Assets and Liabilities of the Catholic Equity Fund will be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments and the absence of footnotes). The Ave Maria Fund shall assume the Catholic Equity Fund Liabilities and discharge them when and as they are due or otherwise in accordance with their terms.

2.9 Termination, Winding Up. After the Closing, the Catholic Equity Fund shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Catholic Equity Fund shall be liquidated and shall cease to be a designated series of CFI under Maryland law.

2.10 Books and Records. Copies of all books and records of or pertaining to the Catholic Equity Fund, including those concerning its obligations under the 1940 Act, the Code, state blue sky laws or otherwise concerning this Agreement, will, at Closing, be delivered to Schwartz. Following the Closing, CFI shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents and, to the extent required by applicable laws, to retain copies of such books and records.

3. Closing

3.1 Closing Date. The closing of the Reorganization (the "Closing") shall take place at the Effective Time. The Closing Date shall take place no later than three business days following approval by CFI shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which have been waived in writing or which by their terms can be satisfied only at Closing) or such other time as may be agreed to by Schwartz and CFI in writing.

3.2 Portfolio Securities. Portfolio securities held by the Catholic Equity Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than one business day preceding the Closing Date. Such portfolio securities (together with any cash or other assets) to be transferred to the Ave Maria Fund pursuant to Section 2.1 hereof shall be delivered by the Catholic Equity Fund to the Custodian at the Closing in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. Portfolio securities and instruments deposited with securities depositories, as defined in Rule 17f-4 under the 1940 Act, shall be delivered at the Closing by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a federal funds wire, pursuant to the instructions provided prior to the Closing Date by Schwartz or the Custodian.

3.3 Postponement of Valuation. In the event that on the Closing Date it is impracticable for the net assets of the Ave Maria Fund or the Catholic Equity Fund to be fairly valued in the judgment of either Schwartz or CFI, as the case may be, the Closing Date shall be postponed until the first business day after the day when it is practicable for the net assets of the Ave Maria Fund and the Catholic Equity Fund to be fairly valued in the judgment of both Schwartz and CFI. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Closing Date.

3.4 The Catholic Equity Fund Shareholders. CFI shall deliver (or cause to be delivered) to Schwartz (a) at the Closing, a list, certified by the Catholic Equity Fund's transfer agent, of the names, addresses and taxpayer identification numbers of the Catholic Equity Fund Shareholders of record and the record number of outstanding Catholic Equity Fund Shares of each class owned by each shareholder, all as of the close of business on the Closing Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in Section 2.5 of this Agreement), and (b) as soon as practicable after the Closing all records (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Catholic Equity Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Schwartz shall cause Ultimus to issue and deliver to Catholic Equity Fund Shareholders a confirmation evidencing delivery of Ave Maria Fund Shares to be credited on the Closing Date to the Catholic Equity Fund Shareholders as provided in Section 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

4. Covenants

4.1 Registration Statement. Schwartz will, in consultation with CFI, prepare and file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the Ave Maria Fund Shares to be issued to the Catholic Equity Fund shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that comply in all material respects with the applicable provisions of the Exchange Act, the 1940 Act and the Securities Act, including without limitation Section 14(a) of the Exchange Act, Section 20(a) of the 1940 Act and Section 6 of the Securities Act. CFI will be entitled to review and comment on the Registration Statement and the Proxy Materials included therein. CFI will further provide Schwartz with such other information and documents relating to CFI, CFSC and the Catholic Equity Fund as are reasonably necessary for the preparation of the Registration Statement and the Proxy Materials.

4.2 Shareholders Meeting. CFI will call a meeting of shareholders of the Catholic Equity Fund to consider and act upon this Agreement and such other matters as may be described in the Proxy Materials. Schwartz will furnish CFI with sufficient copies of the Proxy Materials and of the currently effective prospectus and annual reports for the Ave Maria Fund for inclusion in or with the Proxy Materials and with such other information relating to the Ave Maria Fund as is reasonably necessary in connection with the distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, CFI will mail to each shareholder of record of the Catholic Equity Fund entitled to vote at the Catholic Equity Fund Shareholder Meeting the Proxy Materials (other than the statement of additional information).

4.3 Shareholder Information. Prior to the Closing Date, CFI will provide Schwartz with such information as Schwartz reasonably requests concerning the beneficial ownership of the shares of the Catholic Equity Fund.

4.4 Cooperation. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz and CFI will each use commercially reasonable efforts to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

4.5 Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, CFI shall furnish or cause to be furnished to Schwartz such information as Schwartz reasonable requests to enable Schwartz to determine the Catholic Equity Fund's earnings and profits for federal income tax purposes that will be carried over to the Ave Maria Fund pursuant to Section 381 of the Code.

4.6 Final Tax Returns. After the Closing Date, CFI shall prepare and file all federal and other tax returns and reports of the Catholic Equity Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and shall deliver copies of the same to Schwartz.

4.7 Authorizations to Continue the Ave Maria Fund. Schwartz agrees to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the Ave Maria Fund after the Closing Date.

4.8 Right to Inspect the Books and Records. Until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1):

(a) Schwartz and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that Schwartz reasonably deems appropriate, to examine the books and records of the Catholic Equity Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as Schwartz may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections will not interfere with the conduct of the Catholic Equity Fund's business and will not violate any privacy laws, rules or regulations applicable to CFI.

(b) Schwartz shall make available to CFI, and CFI's agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent CFI reasonably deems appropriate, to examine, the books and records of the Ave Maria Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as CFI may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections shall not interfere with the conduct of the Ave Maria Fund's business and shall not violate any privacy laws, rules or regulations applicable to Schwartz.

4.9 Tax Free Reorganization. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), each of the parties shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

5. Representations and Warranties of CFI

CFI, on behalf of the Catholic Equity Fund, represents and warrants to Schwartz as follows:

5.1 Capitalization; Catholic Equity Fund Shares. The capitalization of CFI consists of one billion (1,000,000,000) shares of common stock, par value one tenth of one cent ($0.001) per share. The Catholic Equity Fund is a separate series of CFI and has a total of one hundred million (100,000,000) shares authorized for issuance, divided into three classes, namely Class A shares, Class D shares and Class I shares. All issued and outstanding shares of the Catholic Equity Fund are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights, and duly registered with the SEC and duly registered or qualified for sale pursuant to the blue sky laws of each state in which offers and sales have been made, except where exempt from state registration or qualification requirements. All such shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the list of shareholders of record provided to Schwartz pursuant to Section 3.4 hereof. The Catholic Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

5.2 Title. The Catholic Equity Fund has, and at the Closing Date will have, good and marketable title to the Catholic Equity Fund Assets, subject to no liens, security interests, pledges or other encumbrances of any kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the Catholic Equity Fund Assets), and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the Catholic Equity Fund Assets hereunder, and upon delivery and payment for the Catholic Equity Fund Assets, the Ave Maria Fund will acquire clear title thereto, subject to no legal restrictions on the full transfer thereof, other than such restrictions as might arise under the Securities Act. No financing statement covering all or any portion of assets and naming the Catholic Equity Fund, as debtor, has been filed in any public office, and the Catholic Equity Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Catholic Equity Fund Assets.

5.3 No Distribution. The Catholic Equity Fund is not acquiring the Ave Maria Fund Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Authority.

(a) CFI has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the Required Catholic Equity Fund Shareholder Vote, the execution, delivery and performance of this Agreement by CFI and the consummation of the Reorganization contemplated by this Agreement in accordance with its terms by CFI have been duly and validly authorized by CFI's Board of Directors and will not violate any provision of law, or the articles of incorporation or bylaws of CFI, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Catholic Equity Fund and required in order for the Catholic Equity Fund to liquidate and distribute to the Catholic Equity Fund Shareholders the Ave Maria Fund Shares as contemplated by this Agreement, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of, or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to, any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which CFI is a party or by which any of its properties may be bound, which violation, forfeiture, cancellation, breach, termination, acceleration, default or creation would reasonably be expected to have a material adverse effect on the Catholic Equity Fund Assets taken as a whole.

(b) The Board of Directors of CFI has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by CFI and all of the transactions contemplated hereby and, when executed and delivered by CFI and subject to obtaining the Required Catholic Equity Fund Shareholder Vote and assuming due authorization, execution and delivery by Schwartz, this Agreement will constitute the legal, valid and binding obligation of CFI, enforceable against CFI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

5.5 Organization and Qualification of CFI and the Catholic Equity Fund. CFI is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration and is subject to no material liability by reason of its failure to be so qualified. The Catholic Equity Fund is a duly designated series of common stock of CFI.

5.6 Operations. Since September 30, 2006, the business of the Catholic Equity Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws.

5.7 Material Agreements. CFI has delivered or made available to Schwartz complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Catholic Equity Fund, each of which is in effect and valid and enforceable against the Catholic Equity Fund and, to the knowledge of CFI, is valid and enforceable against the other party in accordance with its terms, except, in the case of both CFI and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

5.8 Third Party Consents. Except for obtaining the Required Catholic Equity Fund Shareholder Vote, there are no approvals or consents of any third parties necessary or required for CFI validly and legally to enter into this Agreement and to perform its obligations hereunder, except where the failure to obtain such consent or approval would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund.

5.9 Absence of Certain Changes. Since September 30, 2006: (a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the Catholic Equity Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Catholic Equity Fund and the redemption of Catholic Equity Fund Shares) or the status of the Catholic Equity Fund as a regulated investment company under the Code; and (b)  there has not been any change in accounting methods, principles or practices of the Catholic Equity Fund having a material adverse effect on the financial condition or results of operations of the Catholic Equity Fund, nor any resignation of the independent certified public accountants and auditors of the Catholic Equity Fund due to a conflict or disagreement with management of the Catholic Equity Fund or otherwise.

5.10 Litigation. No litigation, claim, action or proceeding is pending or, to the knowledge of CFI, threatened against or relating to CFI or the Catholic Equity Fund before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the Catholic Equity Fund or on the Catholic Equity Fund Assets taken as a whole. To the knowledge of CFI, CFI is not under investigation for violation of any law or regulation related to the business or operations of the Catholic Equity Fund.

5.11 Regulatory Compliance. CFI and the Catholic Equity Fund have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Catholic Equity Fund's business as presently being conducted and the ownership of its assets, except where the lack thereof would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund ("Catholic Equity Fund Regulatory Approvals"). All such Catholic Equity Fund Regulatory Approvals are in full force and effect, and, to the knowledge of CFI, no suspension or cancellation of any of them is threatened or pending.

5.12 Proxy Materials. On the effective date of the Registration Statement, at the time of the Catholic Equity Fund Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the information provided by CFI in writing for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to information regarding Schwartz Investment Counsel, Schwartz or the Ave Maria Fund included in the Proxy Materials.

5.13 Certain Additional Representations and Warranties as to the Catholic Equity Fund.

(a) The investment advisory agreement, subadvisory agreement, principal underwriting agreement and Rule 12b-1 distribution plan to which the Catholic Equity Fund is a party or is subject are and will remain in full force and effect through the Closing Date, and were duly approved and comply in all material respects with the 1940 Act, the Exchange Act, the Advisers Act, and rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

(b) CFSC is the principal underwriter and investment adviser for the Catholic Equity Fund, and Ziegler Capital Management, LLC is the sub-adviser for the Catholic Equity Fund. To the knowledge of CFI, CFSC is and, during its tenure as principal underwriter for the Catholic Equity Fund has been, duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with the Catholic Equity Fund requires such registration or licensing, a member in good standing of the NASD, and a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of CFI, each of CFSC and Ziegler Capital Management, LLC is and, during their tenures as investment adviser and sub-adviser respectively, for the Catholic Equity Fund have been, duly registered as an investment adviser under the Advisers Act.

(c) There are no judgments, special consent judgments or SEC orders on or with regard to CFI or the Catholic Equity Fund or, to the knowledge of CFI, with regard to CFSC, Ziegler Capital Management, LLC, or the Catholic Equity Fund's administrator, fund accounting agent, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Catholic Equity Fund as presently conducted. All orders of exemption issued to CFI or the Catholic Equity Fund by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of CFI or the Catholic Equity Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of CFI, no such proceeding is contemplated by any such regulatory agency.

(d) CFI is and will continue through the Closing Date to be duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the Catholic Equity Fund, is in material compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of CFI on behalf of the Catholic Equity Fund have been filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). CFI, on behalf of the Catholic Equity Fund, has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business and the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund.

(e) Shares of the Catholic Equity Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC. Such registration statement has, at all times since January 31, 2005 complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the Catholic Equity Fund, has not included at any time since January 31, 2005 any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other materials relating to the Catholic Equity Fund filed by or on behalf of the Catholic Equity Fund with the SEC on or after January 31, 2005 (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The audited annual financial statements listed on Schedule 5.13(f) attached hereto with respect to the Catholic Equity Fund present fairly in all material respects the Catholic Equity Fund's financial position as of the relevant dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

(g) The independent public accountants for the Catholic Equity Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

(h) CFI has, and up to and including the Closing Date will have, on behalf of the Catholic Equity Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes which are due on or before the Closing Date and required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Catholic Equity Fund and which have become due (whether or not shown on any returns) have been paid by it. All of such tax returns are complete and accurate in all material respects and have been prepared in all material respects in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Catholic Equity Fund have been assessed or, to CFI's knowledge, proposed. No tax return filed on behalf of the Catholic Equity Fund is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the Catholic Equity Fund are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Catholic Equity Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The Catholic Equity Fund will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period ending on or before the Closing Date, the requirements of Subchapter M of the Code.

6. Representations and Warranties of Schwartz

Schwartz, on behalf of the Ave Maria Fund, represents and warrants to CFI as follows:

6.1 Capitalization; Ave Maria Fund Shares. The capitalization of Schwartz consists of an indefinite number of shares of beneficial interest, no par value, currently divided into five different series. The Ave Maria Fund has an indefinite number of shares authorized for issuance in a single class. The Ave Maria Fund Shares to be issued and delivered to the Catholic Equity Fund for the account of the Catholic Equity Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where a Catholic Equity Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of the Ave Maria Fund will have any preemptive right or right of subscription or purchase in respect of any such Ave Maria Fund Shares.

6.2 Authority of the Ave Maria Fund.

(a) Schwartz has the full legal power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation the Reorganization in accordance with its terms will not violate any provision of law, the declaration of trust or bylaws of Schwartz or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Ave Maria Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the Ave Maria Fund is a party or by which any of its properties may be bound which would reasonably be expected to have a material adverse effect on the assets of the Ave Maria Fund or the business of the Ave Maria Fund or on the ability of the parties hereto to consummate the Reorganization.

(b) The Board of Trustees of Schwartz has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by Schwartz and all of the transactions contemplated hereby, and when executed and delivered by Schwartz this Agreement will constitute the legal, valid and binding obligation of Schwartz, enforceable against Schwartz in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

6.3 Organization and Qualification of Schwartz and the Ave Maria Fund. Schwartz is duly organized and validly existing as a business trust in good standing under the laws of Ohio, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Ave Maria Fund is a duly designated series of shares of capital stock of Schwartz.

6.4 Operations. Since December 31, 2005, the business of the Ave Maria Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz will continue to operate the business of the Ave Maria Fund as presently conducted, and Schwartz has no plan or intention to make any significant changes in the business of the Ave Maria Fund following the Effective Time.

6.5 Material Agreements. The Ave Maria Fund has delivered or made available to CFI complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Ave Maria Fund, each of which is in effect and valid and enforceable against the Ave Maria Fund and, to the knowledge of Schwartz is valid and enforceable against the other party in accordance with its terms, except, in the case of both Schwartz and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

6.6 Third Party Consents. Except for the effectiveness of the Registration Statement, there are no approvals or consents of any third parties necessary or required for Schwartz validly and legally to enter into this Agreement and to perform its obligations hereunder.

6.7 Absence of Certain Changes. Since December 31, 2005: (a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the Ave Maria Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Ave Maria Fund) or the status of the Ave Maria Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Ave Maria Fund having a material adverse effect on the financial condition or results of operations of the Ave Maria Fund, nor any resignation of the independent certified public accountants and auditors of the Ave Maria Fund due to a conflict or disagreement with management of the Ave Maria Fund or otherwise.

6.8 Litigation. No litigation, claim, action or proceeding is pending or, to the knowledge of Schwartz, threatened against or relating to Schwartz or the Ave Maria Fund, before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the Ave Maria Fund. To the knowledge of Schwartz, Schwartz is not under investigation for violation of any law or regulation related to the business or operations of the Ave Maria Fund.

6.9 Regulatory Compliance. Schwartz and the Ave Maria Fund have all permits, licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Ave Maria Fund's business as presently conducted and the ownership of its assets ("Ave Maria Fund Regulatory Approvals"), except where the lack of which would reasonably be expected to have a material adverse effect on the Ave Maria Fund. All such Ave Maria Fund Regulatory Approvals are in full force and effect, and to the knowledge of Schwartz, no suspension or cancellation of any of them is threatened.

6.10 Information in Registration Statement on Form N-14. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to information regarding CFI or the Catholic Equity Fund provided in writing by or on behalf of either of them for inclusion in the Proxy Materials.

6.11 Certain Additional Representations and Warranties as to the Ave Maria Fund.

(a) The investment advisory agreement and principal underwriting agreement to which the Ave Maria Fund is a party or is subject are in full force and effect and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, and the rules and regulations of the NASD.

(b) Schwartz Investment Counsel is the investment adviser for the Ave Maria Fund and Ultimus Fund Distributors, LLC ("Ultimus Distributors") is the principal underwriter for the Ave Marie Fund. To the knowledge of Schwartz, Ultimus Distributors is and, during its tenure as principal underwriter for the Ave Maria Fund, has been, (i) duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with Schwartz requires such registration or licensing, (ii) a member in good standing of the NASD, (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of Schwartz, Schwartz Investment Counsel is and, during its tenure as investment adviser for the Ave Maria Fund has been, duly registered as an investment adviser under the Advisers Act.

(c) There are no judgments, special consent judgments or SEC orders on or with regard to Schwartz or the Ave Maria Fund or, to the knowledge of Schwartz, with regard to Schwartz Investment Counsel, Ultimus Distributors or the Ave Maria Fund's administrator, fund accounting agent, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Ave Maria Fund as presently conducted. All orders of exemption issued to Schwartz or the Ave Maria Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Schwartz or the Ave Maria Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Schwartz, no such proceeding is contemplated by any such regulatory agency.

(d) Schwartz is, and will continue to be through the Closing Date, duly registered with the SEC as an open-end management investment company under the 1940 Act and is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of Schwartz relating to the Ave Maria Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). Schwartz has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets.

(e) Shares of the Ave Maria Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the Ave Maria Fund has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, annual and semi-annual reports and other reports, documents or other material relating to the Ave Maria Fund filed with the SEC on or after December 31, 2004 (i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The audited annual and unaudited interim financial statements listed on Schedule 6.11(f) attached hereto with respect to the Ave Maria Fund present fairly in all material respects the Ave Maria Fund's financial position as of the relevant dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

(g) The independent public accountants for the Ave Maria Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

(h) Schwartz has, and up to and including the Closing Date will have, on behalf of the Ave Maria Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes which are due on or before the Closing Date and required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Ave Maria Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Ave Maria Fund have been assessed or proposed, and Schwartz is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the Ave Maria Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the Ave Maria Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Ave Maria Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence.

6.12 Representations Regarding the Reorganization.

(a) Schwartz has no plan or intention to reacquire any of the shares of the Ave Maria Fund issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

(b) Following the Reorganization, the Ave Maria Fund will either (i) continue the historic business of the Catholic Equity Fund, or (ii) use a significant portion of the historic business assets acquired from the Catholic Equity Fund in its business, except that: (A) a portion of these historic assets may be sold or otherwise disposed of in the ordinary course of the Ave Maria Fund's business and to the extent necessary to maintain its status as a series of an open-end investment company under the 1940 Act; and (B) the Ave Maria Fund may sell assets received in the Reorganization and will reinvest the proceeds consistent with its investment objectives and policies, provided that the Ave Maria Fund on the date of the Reorganization could hold at least 33-1/3% of the historic business assets of the Catholic Equity Fund. Otherwise, the Ave Maria Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Catholic Equity Fund acquired in the Reorganization. The Ave Maria Fund has no plan or intention to change any of its investment objectives and policies after the Reorganization.

6.13 Undisclosed Liabilities. The Ave Maria Fund does not have any liabilities, except for (a) liabilities reflected in the calculation of the Ave Maria Fund's net asset value or (b) ordinary operating liabilities of the Ave Maria Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Ave Maria Fund's net asset value.

6.14 Certain Disqualifications. Neither Schwartz nor, to Schwartz's knowledge, any "affiliated person" of Schwartz has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to Schwartz's knowledge has any affiliated person of Schwartz been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

7. Conditions Precedent to Obligations of CFI

The obligations of CFI under this Agreement are, at the option of CFI, subject to the fulfillment (or waiver by CFI) at or prior to the Closing Date of each of the following conditions:

7.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of Schwartz set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date), and (iii) for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects. Schwartz shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.2 Consummation of Agreement Between Advisers. The transactions described in the Purchase Agreement by and between Schwartz Investment Counsel and CFSC, dated the date of this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

7.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for the CFI, certified copies of such corporate records of Schwartz relating to the Ave Maria Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for CFI.

7.4 Approval by Catholic Equity Fund Shareholders. All necessary approvals of the shareholders of the Catholic Equity Fund with respect to the Reorganization under this Agreement shall have been obtained. The Catholic Equity Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, Maryland law and the Articles of Incorporation and Bylaws of CFI, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization shall have been approved by the requisite vote of the Catholic Equity Fund Shareholders in accordance with the provisions of the 1940 Act, Maryland law and the Articles of Incorporation and Bylaws of CFI (the "Required Catholic Equity Fund Shareholder Vote"). Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 7.4.

7.5 Receipt of Closing Documents. CFI shall have received all of the closing documents referred to in Section 9.2 hereof.

7.6 Registration Statement. The Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

7.7 Tax Opinion. CFI shall have received an opinion from Quarles & Brady LLP (based on such representations from Schwartz in substantially the form attached hereto as Exhibit B and from CFI in substantially the form attached hereto as Exhibit C), addressed to CFI, which opinion may be relied upon by CFI and the Catholic Equity Fund Shareholders, dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in Exhibit A.

7.8 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

8. Conditions Precedent to Obligations of Schwartz

The obligations of Schwartz under this Agreement are, at its option, subject to the fulfillment (or waiver by Schwartz) at or prior to the Closing Date of each of the following conditions:

8.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of CFI set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement, and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date), and (iii) for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects. CFI shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

8.2 Consummation of Agreement Between Advisers. The transactions described in the Purchase Agreement by and between Schwartz Investment Counsel and CFSC, dated the date of this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

8.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for Schwartz certified copies of such corporate and business records of the Catholic Equity Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for Schwartz.

8.4 Approval by Catholic Equity Fund Shareholders. The Required Catholic Equity Fund Shareholder Vote shall have been obtained. Notwithstanding anything herein to the contrary, neither party hereto may waive the condition set forth in this Section 8.4.

8.5 Receipt of Closing Documents. Schwartz shall have received all of the closing documents referred to in Section 9.1 hereof.

8.6 Registration Statement. The Registration Statement shall have become effective under the Securities Act, no stop order suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

8.7 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

8.8 Statement of Catholic Equity Fund Assets and Liabilities. The Catholic Equity Fund shall have delivered to Schwartz a statement of Catholic Equity Fund Assets and the Catholic Equity Fund Liabilities, together with a list of the Catholic Equity Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Chief Financial Officer of CFI.

8.9 Certain Catholic Equity Fund Assets. At the close of business on the Closing Date, the Catholic Equity Fund Assets to be acquired by the Ave Maria Fund shall include no assets that the Ave Maria Fund may not legally acquire.

8.10 Shareholders List. The Catholic Equity Fund shall have delivered to the Ave Maria Fund a list of the Catholic Equity Fund Shareholders and the number of shares of beneficial interest of the Catholic Equity Fund they held as of the close of business on the Closing Date, certified by the Catholic Equity Fund's transfer agent.

9. Closing Documents

9.1 Documents to be Delivered to Schwartz. CFI agrees to deliver to Schwartz on the Closing Date the following:

(a) Bills of Sale, Assignments and Transfers. Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by CFI, in the forms reasonably satisfactory to Schwartz and its counsel, with such reasonable and customary covenants or warranties as shall be necessary to assign and transfer to and vest in the Ave Maria Fund clear title to all the Catholic Equity Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

(b) Officer's Certificate. Certificate of the President or a Vice President of CFI, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 8.1 have been fulfilled.

(c) Certificate of Secretary. Certificate of the Secretary of CFI dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Articles of Incorporation of CFI, (ii) the accuracy and effectiveness of Bylaws of CFI, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of CFI and the genuineness of the specimen signatures of those officers of CFI executing documents.

(d) Certificate of Good Standing. Certificate of Good Standing regarding CFI issued as of a recent date (within 30 days of the Closing Date) by the Maryland Department of Assessments and Taxation.

(e) Other Documents. Such other customary certificates (similar to the certificate of good standing of CFI in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by Schwartz and its counsel.

9.2 Documents to be Delivered to CFI. Schwartz agrees to deliver to CFI on the Closing Date the following:

(a) Officer's Certificate. Certificate of the President or a Vice President of Schwartz, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

(b) Assumption Agreement.  An assumption agreement duly executed by Schwartz on behalf of the Ave Maria Fund in the form reasonably satisfactory to CFI and its counsel, with such reasonable and customary covenants and warranties as shall be necessary for the Ave Maria Fund to assume all the Catholic Equity Fund Liabilities.

(c) Certificate of Secretary of Schwartz. Certificate of the Secretary of Schwartz dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Declaration of Trust of Schwartz, (ii) the accuracy and effectiveness of Bylaws of Schwartz, (iii) the adoption, accuracy and effectiveness of the board resolutions contemplated hereby, and (iv) the incumbency of certain officers of Schwartz and genuineness of the specimen signatures of those officers of Schwartz executing documents.

(d) Issuance of Shares. The Ave Maria Fund Shares to be issued pursuant hereto.

(e) Certificate of Good Standing. A Certificate of Good Standing (or of comparable trust status) regarding Schwartz issued as of a recent date (within 30 days of the Closing Date) by the Ohio Secretary of State.

(f) Other Documents. Such other customary certificates (similar to the certificate of good standing of Schwartz in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by CFI and its counsel.

10. Further Agreements

10.1 Costs and Expenses. The parties agree that the terms of Section 12.1 of the Purchase Agreement of even date herewith by and between Schwartz Investment Counsel and CFSC shall govern the issue of the payment of all costs, fees and expenses incurred by the parties in connection with this Agreement and the transactions contemplated hereby. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or adviser's fees in connection with the transactions provided for herein and each agrees to hold the other harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

10.2 Recommendation and Solicitation of Shareholder Vote. The Board of Directors of CFI will recommend that shareholders of the Catholic Equity Fund approve the Reorganization and shall use reasonable efforts (which need not include the expenditures of any monies) to solicit the Required Catholic Equity Fund Shareholder Vote; provided, however, that the Board of Directors of CFI shall have no obligation to make any such recommendation or to exercise any such solicitation efforts if circumstances should develop that, in the good faith opinion of such Board as reflected by resolution duly adopted by such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Catholic Equity Fund.

10.3 Information to Be Furnished. Schwartz will furnish CFI with copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the Registration Statement to comply with such comments. Schwartz shall not file the Registration Statement or any amendment without the prior consent of CFI or its counsel.

10.4 Conduct of Business of the Catholic Equity Fund and the Ave Maria Fund. From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), CFI shall, with regard to the Catholic Equity Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of Schwartz, make no change in its Articles of Incorporation or Bylaws which would materially affect the Catholic Equity Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of the Catholic Equity Fund shareholders and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (i) CFI with respect to the Catholic Equity Fund shall be permitted to take all actions and to avoid taking all actions which are required or prohibited, respectively, by this Agreement and (ii) the parties recognize that the Catholic Equity Fund intends to cease offering its shares to the public and not to effect certain registrations otherwise required in connection therewith following the execution of this Agreement.

From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz shall with regard to the Ave Maria Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of CFI, make no change in its Declaration of Trust or Bylaws that would materially affect the Ave Maria Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the Ave Maria Fund or the Reorganization, other than in the ordinary course of business.

10.5 Nonsurvival of Representations, Warranties or Covenants. Except as set forth in Section 6.12 above and Sections 10.6, 10.7, 10.8 below and except with respect to (i) the opinion of Quarles & Brady LLP regarding the federal income tax consequences of the Reorganization and (ii) the assumption agreement delivered by Schwartz to CFI, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

10.6 Obligations of Parties.

(a) Schwartz and CFI hereby acknowledge and agree that the Ave Maria Fund is a separate investment portfolio of Schwartz, that Schwartz is executing this Agreement on behalf of the Ave Maria Fund, and that, subject to Section 10.1, any amounts payable by Schwartz under or in connection with this Agreement shall be payable solely from the revenues and assets of the Ave Maria Fund.

(b) Schwartz and CFI hereby acknowledge and agree that the Catholic Equity Fund is a separate investment portfolio of CFI, that CFI is executing this Agreement on behalf of the Catholic Equity Fund, and that, subject to Section 10.1, any amounts payable by CFI under or in connection with this Agreement shall be payable solely from the revenues and assets of the Catholic Equity Fund.

10.7 Final Tax Returns and Forms 1099 of the Catholic Equity Fund.

After the Closing, CFI shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by CFI with respect to the Catholic Equity Fund's final taxable year and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.8 Cooperation and Exchange of Information. Schwartz and CFI will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the Catholic Equity Fund and the Ave Maria Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.8 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

11. Termination

11.1 General Provisions. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

(a) By mutual written consent of the parties hereto:

(b) By either Schwartz, on the one hand, or CFI, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before May 31, 2007, or such later date to which the parties shall have extended this Agreement by mutual written consent;

(c) By Schwartz, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of CFI in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

(d) By CFI, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Schwartz in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof;

(e) By resolution of the Board of Directors of CFI if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Catholic Equity Fund's shareholders; and

(f) By resolution of the Board of Trustees of Schwartz if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Ave Maria Fund's shareholders.

Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party, and shall be effective upon the terminating party's delivery of such notice to the breaching party; provided that, in the event termination is pursuant to Clause 11.1(c) or 11.1(d), then the termination shall not become effective unless the breaching party fails to cure the breach (if curable) specified in the notice to the reasonable satisfaction of the terminating party within a reasonable period of time specified in the notice, which in any event need not be more than thirty (30) days.

11.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Sections 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

12. Amendment

This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

13. Waiver

Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

14. Miscellaneous Provisions

14.1 Headings. The Article and Section headings contained in this Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, except to the extent affected by the Maryland Corporate Law and the 1940 Act.

14.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission; (c) on the next business day when sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier; and (d) on the third business day when mailed by registered or certified mail (return receipt requested). All such communications shall be addressed to the appropriate party at the following address or fax number (or at such other address or fax number for a party as shall be specified by such party by like notice):

If to Schwartz:	Schwartz Investment Trust
Attn: George P. Schwartz, CFA
3707 West Maple Road
Bloomfield Hills, MI 48301
Fax: (248) 644-4250

With a copy to:	Sullivan & Worcester LLP
Attn: David M. Leahy
1666 K Street, N.W., Suite 700
Washington, D.C. 20006
Fax: (202) 293-2275

If to CFI:	The Catholic Funds, Inc.
Attn: Allan G. Lorge
1100 West Wells Street
Milwaukee, WI 53233
Fax: (414) 273-2120

With a copy to:	Quarles & Brady LLP
Attn: Fredrick G. Lautz, Esq.
411 East Wisconsin Ave.
Milwaukee, WI 53202
Fax: (414) 271-3552

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given. Either party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

14.4 Further Assurance. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

14.5 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

14.6 Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the Ave Maria Fund and the Catholic Equity Fund, and their respective permitted successors and assigns; and (d) may not be assigned by any party without the prior written consent of the other.

14.7 Publicity. Neither the parties to this Agreement nor their respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SCHWARTZ INVESTMENT TRUST

By: /s/ George P. Schwartz
George P. Schwartz, President

THE CATHOLIC FUNDS, INC.

By: /s/ Daniel Steininger
Daniel Steininger, President

SCHEDULE 5.13(f)
CATHOLIC EQUITY FUND FINANCIAL STATEMENTS

1.	Audited Financial Statements.

•	Statement of Assets and Liabilities and Schedule of Investments as of September 30, 2006.

•	Statement of Operations for the year ended September 30, 2006.

•	Statements of Changes in Net Assets for the years ended September 30, 2005 and 2006.

•	Financial Highlights for the years ended September 30, 2002, 2003, 2004, 2005 and 2006.

•	Notes to Financial Statements.

SCHEDULE 6.11(f)
AVE MARIA FUND FINANCIAL STATEMENTS

1.	Audited Financial Statements.

•	Balance Sheet and Schedule of Investments as of December 31, 2005.

•	Statement of Operations for the period from May 2, 2005 (commencement of operations) through December 31, 2005.

•	Statement of Changes in Net Assets for the period from May 2, 2005 (commencement of operations) through December 31, 2005.

•	Financial Highlights for the period from May 2, 2005 (commencement of operations) through December 31, 2005.

•	Notes to Financial Statements.

2. Unaudited Financial Statements.

•	Balance Sheet and Schedule of Investments as of June 30, 2006.

•	Statement of Operations for the six months ended June 30, 2006.

•	Statement of Changes in Net Assets for the six months ended June 30, 2006.

•	Financial Highlights for the six months ended June 30, 2006.

•	Notes to Financial Statements.

EXHIBIT A

TAX OPINION OF QUARLES & BRADY LLP

1. The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Catholic Equity Fund and the Ave Maria Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

2. No gain or loss will be recognized by the Catholic Equity Fund upon the transfer of substantially all of its assets to the Ave Maria Fund in exchange solely for the Ave Maria Fund Shares and the assumption by the Ave Maria Fund of the Catholic Equity Fund Liabilities;

3. No gain or loss will be recognized by the Catholic Equity Fund on the distribution to the Catholic Equity Fund Shareholders of the Ave Maria Fund Shares received by the Catholic Equity Fund in the Reorganization;

4. No gain or loss will be recognized by the Catholic Equity Fund Shareholders upon the liquidation of the Catholic Equity Fund and the related surrender of their shares of the Catholic Equity Fund in exchange for the Ave Maria Fund Shares;

5. The basis of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will be the same as the Catholic Equity Fund Shareholder's basis in his or her Catholic Equity Fund Shares immediately prior to the Reorganization;

6.  The holding period of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will include such Catholic Equity Fund Shareholder's holding period of his or her Catholic Equity Fund Shares held immediately prior to the Reorganization, provided that such Catholic Equity Fund Shares were held by such Catholic Equity Fund Shareholder as a capital asset as of the Effective Time;

7. The discussion in the Proxy Statement/Prospectus under the captions "Synopsis - Federal Tax Consequences and "Approval of the Plan and Reorganization - Federal Tax Considerations," to the extent it constitutes summaries of legal matters or legal conclusions, is accurate in all material respects.

EXHIBIT B

AVE MARIA RISING DIVIDEND FUND TAX REPRESENTATION CERTIFICATE

Date

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee WI 53202-4497

Re:
Tax Opinion with Respect to the Acquisition of the Assets of the Catholic Equity Fund, a Series of The Catholic Funds, Inc., by the Ave Maria Rising Dividend Fund, a Series of the Schwartz Investment Trust

Ladies and Gentlemen:

Quarles & Brady LLP has been requested by the Catholic Equity Fund (the “CE Fund”) to give an opinion for the benefit of the CE Fund Shareholders with respect to certain federal income tax questions (the “Tax Opinion”) in connection with the proposed acquisition of the assets of the CE Fund, a series of The Catholic Funds, Inc., a Maryland corporation ("CFI"), by the Ave Maria Rising Dividend Fund (“AM Fund”), a series of the Schwartz Investment Trust, an Ohio business trust (“SIT”), pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of January 26, 2007, between CFI on behalf of the CE Fund and SIT on behalf of AM Fund. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. In order to assist you in rendering your Tax Opinion, in my capacity as an officer of SIT, I make the following representations to you with the understanding that you will rely on these representations in rendering your Tax Opinion:

1. I certify to you that I am an officer of SIT. I am familiar with the Agreement and the Registration Statement on Form N-14 filed by AM Fund on ______ __, 2007, with the Securities and Exchange Commission (the "Form N-14"). I have personal knowledge of the matters covered by the representations made herein and am authorized to make these representations on behalf of SIT.

2. I certify that the Agreement will be implemented as described in the Form N-14, and as set forth in the Agreement.

3. I am familiar with the business and affairs of the AM Fund and have examined and am familiar with the representations set forth below, and have made such investigations of factual matters as are reasonably necessary for purposes of making the declarations and representations herein.

4. I understand that the following representations form part of the basis of the Tax Opinion and that any change or inaccuracy in the facts described in such representations could adversely alter such opinion.

5. SIT is a diversified, open-end management investment company and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

6. Each series of SIT (including the AM Fund) is a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of voting common stock that is preferred over all other classes or series in respect to such portfolio of assets.

7. SIT is a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

8. The AM Fund has been eligible to elect and has elected to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code, and for all of its taxable periods, has qualified for the special tax treatment afforded regulated investment companies under Section 851 through 855 of the Code. After the closing date of the reorganization pursuant to the Agreement ("Reorganization"), the AM Fund intends to continue to elect to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code for all subsequent taxable years, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Sections 851 through 855 of the Code.

9. The Reorganization will result in a larger portfolio that can use its increased asset size to achieve lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund. The CE Fund and the AM Fund have similar investment objectives and investment policies and are managed in a similar manner, and can achieve better efficiencies by operating as a single, larger portfolio. The Reorganization is motivated, in whole or in substantial part, by these corporate business purposes.

10. The fair market value of the AM Fund Shares received by each CE Fund shareholder will be approximately equal to the fair market value of the CE Fund Shares surrendered in the exchange.

11. Immediately after the Reorganization the shareholders of the CE Fund will be in control of the AM Fund within the meaning of Sections 368(a)(2)(H)(i) and 304(c) of the Code.

12. At the time of the Reorganization the AM Fund did not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the AM Fund that if exercised or converted would affect the CE Fund shareholders’ acquisition or retention of control of the AM Fund as defined in Sections 368(a)(2)(H)(i) and 304(c) of the Code.

13 The AM Fund has no plan or intention for the AM Fund or any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4)) to the AM Fund, to acquire, during the five-year period beginning on the effective date of the Reorganization, with consideration other than AM Fund Shares, AM Fund Shares furnished in exchange for a proprietary interest in the CE Fund in the Reorganization, either directly or through a transaction, agreement, or arrangement with any other person, other than redemptions by the AM Fund in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the 1940 Act.

14. During the five-year period ending on the effective date of the Reorganization, neither the AM Fund nor any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4)) to the AM Fund will have acquired CE Fund shares with consideration other than AM Fund Shares.

15. To the best knowledge of the AM Fund management, as of the record date for CE Fund shareholders entitled to vote on the Reorganization, there was no plan or intention by the CE Fund shareholders to cause the AM Fund or any person related (as defined in Treasury Regulations 1.368-1(e)(4)) to the AM Fund to redeem, purchase or exchange a number of the AM Fund shares received in the Reorganization that would reduce the CE Fund shareholders’ ownership of AM Fund shares received in the Reorganization to a number of shares having a value as of the effective date of the Reorganization of less than 50% of the value of all formerly outstanding shares of the CE Fund, as of the same date that is less than 50% of the number of AM Fund shares acquired in the Reorganization.

16. Following the Reorganization, the AM Fund will either (i) continue the historic business of the CE Fund, or (ii) use a significant portion of the historic business assets acquired from the CE Fund in its business, except that: (A) a portion of these historic assets may be sold or otherwise disposed of in the ordinary course of the AM Fund's business and to the extent necessary to maintain its status as a series of an open-end investment company under the 1940 Act; and (B) the AM Fund may sell assets received in the Reorganization and will reinvest the proceeds consistent with its investment objectives and policies, provided that the AM Fund on the date of the Reorganization could hold at least 33-1/3% of the historic business assets of the CE Fund. Otherwise, the AM Fund has no plan or intention to sell or otherwise dispose of any of the assets of the CE Fund acquired in the Reorganization. The AM Fund has no plan or intention to change any of its investment objectives and policies after the Reorganization.

17. The shareholders of the AM Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

18. Schwartz Investment Counsel, Inc., the investment advisor to the AM Fund, and Catholic Financial Services Corporation, the investment advisor to the CE Fund, have agreed, pursuant to the Purchase Agreement that each will pay its own Transaction Costs except that Schwartz Investment Counsel Inc. will pay two-thirds of the first $75,000 in Transaction Costs incurred by Catholic Financial Services Corporation.

19. Any payment to be made by Schwartz Investment Counsel, Inc. to Catholic Financial Services Corporation pursuant to the Purchase Agreement is not attributable to any liability or obligation of the CE Fund.

20. Neither SIT nor any mutual fund series thereof (including the AM Fund) is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

21. There is no intercorporate indebtedness existing between the CE Fund and the AM Fund that was issued, acquired, or will be settled at a discount.

Very truly yours, SCHWARTZ INVESTMENT TRUST On Behalf Of Ave Maria Rising Dividend Fund By: ____________________________ Print Name: _____________________ Title: ___________________________

EXHIBIT C

CATHOLIC EQUITY FUND TAX REPRESENTATION CERTIFICATE

Date

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee WI 53202-4497

Re:
Tax Opinion with Respect to the Acquisition of the Assets of The Catholic Equity Fund, a Series of The Catholic Funds, Inc., by the Ave Maria Rising Dividend Fund, a Series of the Schwartz Investment Trust

Ladies and Gentlemen:

We have requested your opinion with respect to certain federal income tax questions (the “Tax Opinion”) in connection with the proposed acquisition of the assets of the Catholic Equity Fund (the "CE Fund"), a series of The Catholic Funds, Inc., a Maryland corporation (“CFI”), by the Ave Maria Rising Dividend Fund (the "AM Fund"), a series of the Schwartz Investment Trust, an Ohio business trust (“SIT”) pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of January 26, 2007, between CFI on behalf of the CE Fund and SIT on behalf of the AM Fund. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. In order to assist you in rendering your Tax Opinion, in my capacity as an officer of CFI, I make the following representations to you with the understanding that you will rely on these representations in rendering your Tax Opinion:

1. I certify to you that I am an officer of CFI. I am familiar with the Agreement and the Registration Statement on Form N-14 filed by CFI on _____, 2007, with the Securities and Exchange Commission (the "Form N-14"). I have personal knowledge of the matters covered by the representations made herein and am authorized to make these representations on behalf of CFI.

2. I certify that the Agreement will be implemented as described in the Form N-14, and as set forth in the Agreement.

3. I am familiar with the business and affairs of the CE Fund and have examined and am familiar with the representations set forth below, and have made such investigations of factual matters as are reasonably necessary for purposes of making the declarations and representations herein.

4. I understand that the following representations form part of the basis of the Tax Opinion and that any change or inaccuracy in the facts described in such representations could adversely alter such opinion.

5. CFI is a diversified, open-end management investment company and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

6. Each series of CFI (including the CE Fund) is a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of voting common stock that is preferred over all other classes or series in respect to such portfolio of assets.

7. CFI is a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

8. The CE Fund has been eligible to elect and has elected to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code, and for all of its taxable periods, has qualified, and in the case of the CE Fund's last short taxable year ending on the closing date of the reorganization under the Agreement (the "Reorganization"), will qualify for the special tax treatment afforded regulated investment companies under Sections 851 through 855 of the Code.

9. The Reorganization will result in a larger portfolio that can use its increased asset size to achieve lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund. The CE Fund and the AM Fund have similar investment objectives and investment policies and are managed in a similar manner and can achieve better efficiencies by operating as a single, larger portfolio. The Reorganization is motivated, in whole or in substantial part, by these corporate business purposes.

10. The CE Fund will distribute to its shareholders the AM Fund shares it receives in the Reorganization, and its other properties (if any), and liquidate pursuant to the Agreement.

11. The fair market value of the AM Fund shares received by each CE Fund shareholder will be approximately equal to the fair market value of CE Fund shares surrendered in the exchange.

12. Immediately after the reorganization the shareholders of the CE Fund will be in control of the AM Fund within the meaning of Sections 368(a)(2)(H)(i) and 304(c) of the Code.

13. The AM Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the CE Fund immediately prior to the Reorganization. For purposes of this representation, amounts used by the AM Fund to pay all expenses it incurs in connection with the Reorganization, and all redemptions and distributions (except for regular normal distributions and regular normal redemptions pursuant to the 1940 Act and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the CE Fund's business as an open-end investment company) made by the CE Fund immediately preceding the transfer will be included as assets of the CE Fund held immediately prior to the Reorganization. All cash, cash equivalents and securities retained by the CE Fund pursuant to Section 2.4 of the Agreement that exceed the amounts necessary to pay the accrued but unpaid liabilities of the CE Fund as described in Section 2.4 of the Agreement as of the close of business on the Closing Date will be transferred to the AM Fund.

14. The fair market value of the CE Fund assets that are transferred to the AM Fund will equal or exceed the sum of the liabilities assumed by the AM Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

15. During the five-year period ending on the effective date of the Reorganization, (i) neither the CE Fund nor any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4) without regard to Section 1.368-1(e)(4)(i)(A)) to the CE Fund will have acquired CE Fund shares of common stock with consideration other than AM Fund shares of common stock or CE Fund shares of common stock, and (ii) no distributions will have been made with respect to CE Fund shares of common stock (other than normal, regular, dividend distributions made pursuant to the CE Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for: (A) distributions described in Section 852 and 4982 of the Code, as required for the CE Fund's tax treatment as a regulated investment company, and (B) redemptions by the CE Fund of its shares in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the 1940 Act.

16. There is no plan or intention by the CE Fund shareholders to cause the AM Fund or any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4) to the AM Fund to redeem, purchase or exchange a number of the AM Fund shares received in the Reorganization that would reduce the ownership by the shareholders of the CE Fund of the AM Fund shares received in the Reorganization to a number of shares having a value, as of the effective date of the Reorganization, of less than 50% of the value of all the formerly outstanding shares of the CE Fund, as of the same date.

17. The CE Fund Liabilities assumed by the AM Fund and the liabilities to which the transferred assets of the CE Fund are subject were incurred by the CE Fund in the ordinary course of business.

18. The shareholders of the CE Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

19. Schwartz Investment Counsel, Inc., the investment adviser to the AM Fund, and Catholic Financial Services Corporation, the investment adviser to the CE Fund, have agreed pursuant to the Purchase Agreement that each will pay its own Transaction Costs except that Schwartz Investment Counsel, Inc. will pay two-thirds of the first $75,000 in Transaction Costs incurred by Catholic Financial Services Corporation.

20. Any payment to be made by Schwartz Investment Counsel, Inc. to Catholic Financial Services Corporation pursuant to the Purchase Agreement is not attributable to any liability or obligation of the CE Fund.

21. Neither CFI nor any mutual fund series thereof (including the CE Fund) is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

22. There is no intercorporate indebtedness existing between the CE Fund and the AM Fund that was issued, acquired, or will be settled at a discount.

Very truly yours, CATHOLIC FUNDS, INC. On Behalf Of Catholic Equity Fund By: _____________________________ Print Name: ______________________ Title: ____________________________

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY __, 2007

FOR THE REORGANIZATION
OF
CATHOLIC EQUITY FUND
(A SERIES THE CATHOLIC FUNDS, INC.)
INTO
AVE MARIA RISING DIVIDEND FUND
(A SERIES OF SCHWARTZ INVESTMENT TRUST)

SCHWARTZ INVESTMENT TRUST
3707 West Maple Road
Suite 100
Bloomfield Hills, MI 48301
1-888-726-9331

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated February __, 2007, relating to the reorganization (the "Reorganization") of the Catholic Equity Fund (the "Catholic Equity Fund"), a mutual fund series of The Catholic Funds, Inc. ("CFI"), into the Ave Maria Rising Dividend Fund (the "Ave Maria Fund"), a mutual fund series of Schwartz Investment Trust (the "Schwartz Investment Trust").

In connection with the Reorganization, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume the Catholic Equity Fund's liabilities that are reflected in the computation of its net asset value and certain other ordinary operating expenses. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the assets (net of the liabilities) transferred to the Ave Maria Fund by the Catholic Equity Fund. The Catholic Equity Fund will distribute the shares of the Ave Maria Fund so received to its shareholders on a pro rata basis, and the Catholic Equity Fund subsequently will cease operations and CFI will be dissolved under the Maryland General Corporation Law.

As a result of the Reorganization, shareholders of the Catholic Equity Fund will become shareholders of the Ave Maria Fund. The aggregate net asset value of the shares of the Ave Maria Fund received by each shareholder of the Catholic Equity Fund in the Reorganization will be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Catholic Equity Fund held by such shareholder immediately prior to the Reorganization. The Reorganization is structured to qualify as a tax-free reorganization within the meaning of the Internal Revenue Code, so that it will be tax-free to the Catholic Equity Fund shareholders.

SAI-i

The information otherwise required to be set forth in this Statement of Additional Information is included in:

•	The Statement of Additional Information of the Ave Maria Fund, dated May 1, 2006, as supplemented (the "Ave Maria Fund SAI");

•	The Statement of Additional Information of the Catholic Equity Fund, dated February 1, 2006 (the "Catholic Equity Fund SAI");

•
The Annual Report to Shareholders of the Ave Maria Fund for the year ended December 31, 2005 and the Semi-Annual Report to Shareholders of the Ave Maria Fund for the six months ended June 30, 2006 (the "Ave Maria Shareholder Reports"); and

•	The Annual Report to Shareholders of the Catholic Equity Fund for the year ended September 30, 2006 (the "CFI Shareholder Reports").

The Ave Maria Fund SAI, the Catholic Equity Fund SAI, the Ave Maria Shareholder Reports and the CFI Shareholder Reports are incorporated by reference herein.

A copy of the Proxy Statement/Prospectus, the Prospectus of the Ave Maria Fund, dated May 1, 2006, the Ave Maria Fund SAI and the Ave Maria Shareholder Reports may be obtained free of charge by writing to Schwartz Investment Counsel, at 3707 West Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, or by calling 1-888-726-9331. A copy of the Prospectus of the Catholic Equity Fund, dated February 1, 2006, the Catholic Equity Fund SAI and the CFI Shareholder Reports may be obtained free of charge by writing to CFSC, 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling 1-877-222-2402.

SAI-ii

TABLE OF CONTENTS
Page
ADDITIONAL INFORMATION ABOUT SCHWARTZ INVESTMENT TRUST AND THE AVE MARIA FUND	1

ADDITIONAL INFORMATION ABOUT THE CATHOLIC FUNDS, INC. AND THE CATHOLIC EQUITY FUND	1

HISTORICAL FINANCIAL STATEMENTS	1

PRO FORMA FINANCIAL STATEMENTS	2

SAI-iii

ADDITIONAL INFORMATION ABOUT SCHWARTZ INVESTMENT TRUST AND
THE AVE MARIA FUND

For additional information about Ave Maria Trust and the Ave Maria Fund, please see the Ave Maria Fund SAI, which is incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT CFI AND THE CATHOLIC EQUITY FUND

For additional information about CFI and the Catholic Equity Fund, please see the Catholic Equity Fund SAI, which is incorporated by reference herein.

HISTORICAL FINANCIAL STATEMENTS

Ave Maria Fund

The following audited historical financial statements and notes thereto of the Ave Maria Fund, together with the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Ave Maria Fund's Annual Report to Shareholders for the year ended December 31, 2005:

1.	Statement of Assets and Liabilities for the Ave Maria Fund as of December 31, 2005;

2.	Statement of Operations for the Ave Maria Fund for the period from May 2, 2005 (commencement of operations) through December 31, 2005;

3.	Statement of Changes in Net Assets for the Ave Maria Fund for the period from May 2, 2005 (commencement of operations) through December 31, 2005;

4.	Schedule of Investments of the Ave Maria Fund as of December 31, 2005;

5.	Financial Highlights for the Ave Maria Fund for the period from May 2, 2005 (commencement of operations) through December 31, 2005; and

6.	Notes to Financial Statements.

The following unaudited historical financial statements and notes thereto of the Ave Maria Fund are incorporated herein by reference from the Ave Maria Fund's Semi-Annual Report to Shareholders for the six months ended June 30, 2006:

1.	Unaudited Statement of Assets and Liabilities for the Ave Maria Fund as of June 30, 2006;

2.	Unaudited Statement of Operations for the Ave Maria Fund for the six months ended June 30, 2006;

SAI-1

3.	Unaudited Statement of Changes in Net Assets for the Ave Maria Fund for the six months ended June 30, 2006;

4.	Unaudited Schedule of Investments of the Ave Maria Fund as of June 30, 2006;

5.	Unaudited Financial Highlights for the Ave Maria Fund as of and for the six months ended June 30, 2006; and

6.	Notes to Financial Statements (unaudited).

Catholic Equity Fund

The following audited historical financial statements and notes thereto of the Catholic Equity Fund, together with the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Catholic Equity Fund's Annual Report to Shareholders for the year ended September 30, 2006:

1.	Statement of Assets and Liabilities for the Catholic Equity Fund as of September 30, 2006;

2.	Statement of Operations for the Catholic Equity Fund for the year ended September 30, 2006;

3.	Statements of Changes in Net Assets for the Catholic Equity Fund for the years ended September 30, 2006 and September 30, 2005;

4.	Schedule of Investments of the Catholic Equity Fund as of September 30, 2006;

5.
Financial Highlights for the Catholic Equity Fund for the years ended September 30, 2006, 2005, 2004, and 2003 and for the period from April 3, 2002 (commencement of operations) through September 30, 2002; and

6.	Notes to Financial Statements.

PRO FORMA FINANCIAL STATEMENTS

The Catholic Equity Fund and the Ave Maria Fund have entered into a Reorganization Agreement, whereby the Catholic Equity Fund will be reorganized into the Ave Maria Fund. If the Reorganization is approved by shareholders of the Catholic Equity Fund, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume the Catholic Equity Fund's liabilities which are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the Catholic Equity Fund assets so transferred, less the Catholic Equity Fund liabilities so assumed. Shares of the Ave Maria Fund received by the Catholic Equity Fund in the transaction will then be distributed pro rata to shareholders of the Catholic Equity Fund, the Catholic Equity Fund's operations will be discontinued and The Catholic Funds, Inc. will be permanently dissolved.

SAI-2

Set forth below are the following unaudited, pro forma financial statements:

1.
Unaudited Pro Forma Combining Statement of Assets and Liabilities for the Ave Maria Fund and the Catholic Equity Fund as of June 30, 2006 (assuming the Reorganization had been consummated on such date);

2.
Unaudited Pro Forma Combining Statement of Operations for the Ave Maria Fund and the Catholic Equity Fund for the year ended December 31, 2005 (assuming the Reorganization had been consummated on January 1, 2005);

3.
Unaudited Pro Forma Combining Statement of Operations for the Ave Maria Fund and the Catholic Equity Fund for the six months ended June 30, 2006 (assuming the Reorganization had been consummated on January 1, 2006);

4.	Unaudited Pro Forma Combining Schedule of Investments of the Ave Maria Fund and the Catholic Equity Fund as of June 30, 2006, (assuming the Reorganization had been consummated on such date); and

5.	Notes to Combining Pro Forma Financial Statements for the Ave Maria Fund and the Catholic Equity Fund (Unaudited).

These unaudited pro forma financial statements show you how the Reorganization may have affected the historical financial statements of the Funds had the Reorganization occurred on the dates indicated above. These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the Ave Maria Fund and the Catholic Equity Fund incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Ave Maria Fund.

SAI-3

Ave Maria Rising Dividend Fund
Unaudited Pro Forma Combining Statement
of Assets and Liabilities as of
June 30, 2006

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Assets and Liabilities June 30, 2006 (Unaudited)

	Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined
ASSETS
Investment securities:
At amortized cost	$27,758,303	$52,031,252	$-	$79,789,555
At market value	$29,204,859	$56,489,503	$-	$85,694,362
Receivable for investment securities sold	891,536	-	-	891,536
Receivable for capital shares sold	41,967	19,641	-	61,608
Receivable from Adviser	-	26,553	-	26,553
Dividends and interest receivable	38,641	70,268	-	108,909
Other assets	13,405	54,904	-	68,309
TOTAL ASSETS	30,190,408	56,660,869	-	86,851,277
LIABILITIES
Dividends payable	42,479	-	-	42,479
Payable for investment securities purchased	545,246	-	-	545,246
Payable for capital shares redeemed	385	1,000	-	1,385
Payable to Adviser	40,991	-	-	40,991
Payable to affiliate	4,000	-	-	4,000
Other accrued expenses	7,539	66,157	-	73,696
TOTAL LIABILITIES	640,640	67,157	-	707,797
NET ASSETS	$29,549,768	$56,593,712	$-	$86,143,480
NET ASSETS CONSIST OF:
Paid-in capital	$27,584,312	$52,490,777	$-	$80,075,089
Accumulated net investment income	20,332	359,456	-	379,788
Accumulated net realized gains (losses)
from security transactions	498,568	(726,172)	-	(227,604)

SAI-4

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Assets and Liabilities June 30, 2006 (Unaudited)

	Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined
Net unrealized appreciation on
Investments	1,446,556	4,458,251	-	5,904,807
Futures Contracts	-	11,400	-	11,400
NET ASSETS	$29,549,768	$56,593,712	$-	$86,143,480
Shares of beneficial interest outstanding
(unlimited number of shares authorized,
no par value)	2,637,288	5,436,226	(383,216)	7,690,298
Net asset value, offering price and redemption
price per share	$11.20	$10.41	$-	$11.20
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares		$12,607,587
Shares authorized ($0.001 par value) (a)		100,000,000
Shares issued and outstanding		1,212,159
Net asset value, redemption price and minimum
offering price per share		$10.40
Maximum offering price per share ($10.40/0.95)		$10.95
PRICING OF CLASS D SHARES
Net assets applicable to Class D shares		$10,731
Shares authorized ($0.001 par value) (a)		100,000,000
Shares issued and outstanding		1,092
Net asset value, redemption price and offering
price per share		$9.83
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares		$43,975,394
Shares authorized ($0.001 par value) (a)		100,000,000
Shares issued and outstanding		4,222,975
Net asset value, redemption price and offering
price per share		$10.41

(a)	Represents authorized shares of the Fund. Authorized shares are not allotted to the separate classes.

See notes to financial statements.

SAI-5

Ave Maria Rising Dividend Fund
Unaudited Pro Forma Combining Statement of Operations
for the Year Ended December 31, 2005

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Operations For the Year Ended December 31, 2005 (Unaudited) (a)

	Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined

INVESTMENT INCOME
Dividend	$290,534	$714,576	$-	$1,005,110
Interest	26,685	24,510	-	51,195
Other	-	294	-	294
Total Income	317,219	739,380	-	1,056,599
EXPENSES
Investment advisory fees	97,361	197,024	98,983	393,368
Administration, accounting and
transfer agent fees	32,000	141,333	(94,659)	78,674
Postage and supplies	7,301	-	-	7,301
Legal and audit fees	11,788	110,467	-	122,255
Registration fees	13,918	33,306	-	47,224
Trustees’ fees and expenses	8,618	8,183	(8,183)	8,618
Custodian fees	5,278	23,283	-	28,561
Compliance service fees	1,196	-	-	1,196
Insurance expense	1,174	27,689	-	28,863
Advisory board fees and expenses	4,480	-	-	4,480
Reports to shareholders	681	18,349	-	19,030
Advocacy expenses	-	61,300	(61,300)	-
Distribution fees - Class A	-	20,435	(20,435)	-
Distribution fees - Class C	-	25,909	(25,909)	-
Other expenses	3,115	9,753	-	12,868
TOTAL EXPENSES	186,910	677,031	(111,503)	752,438
Less fees waived and/or expenses
reimbursed by the Adviser:	(24,642)	(501,406)	429,223	(96,825)
NET EXPENSES	162,268	175,625	317,720	655,613

SAI-6

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Operations For the Year Ended December 31, 2005 (Unaudited) (a)

Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined

NET INVESTMENT INCOME	154,951	563,755	(317,720)	400,986

REALIZED AND UNREALIZED GAIN
(LOSSES) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	5,878	(59,858)	-	(53,980)
Futures contracts	-	15,529	-	15,529
Net change in unrealized appreciation
(depreciation) on:
Security transactions	1,070,533	1,239,933	-	2,310,466
Futures contracts	-	(12,989)	-	(12,989)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	1,076,411	1,182,615	-	2,259,026

NET INCREASE IN NET
ASSETS FROM OPERATIONS	$1,231,362	$1,746,370	$(317,720)	$2,660,012

(a)	The period covered for the Ave Maria Rising Dividend Fund represents the commencement of operations (May 2, 2005) through December 31, 2005.

See notes to financial statements.

SAI-7

Ave Maria Rising Dividend Fund
Unaudited Pro Forma Combining Statement of Operations
for the Six Months Ended June 30, 2006

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Operations For the Six Months Ended June 30, 2006 (Unaudited)

	Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined

INVESTMENT INCOME
Dividend	$300,431	$525,724	$-	$826,155
Interest	22,961	4,043	-	27,004
Other	-	798	-	798
Total Income	323,392	530,565	-	853,957
EXPENSES
Investment advisory fees	103,894	140,162	70,081	314,137
Administration, accounting and
transfer agent fees	24,000	71,332	(32,505)	62,827
Postage and supplies	12,635	-	-	12,635
Legal and audit fees	18,919	84,717	-	103,636
Registration fees	13,575	16,582	-	30,157
Trustees’ fees and expenses	11,456	5,731	(5,731)	11,456
Custodian fees	3,822	14,619	-	18,441
Compliance service fees	1,292	-	-	1,292
Insurance expense	1,369	16,546	-	17,915
Advisory board fees and expenses	2,750	-	-	2,750
Reports to shareholders	1,136	10,209	-	11,345
Advocacy expenses	-	25,340	(25,340)	-
Distribution fees - Class A	-	15,006	(15,006)	-
Distribution fees - Class C	-	1,179	(1,179)	-
Distribution fees - Class D	-	20	(20)	-
Other expenses	2,958	8,206	-	11,164
TOTAL EXPENSES	197,806	409,649	(9,700)	597,755

SAI-8

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Statement of Operations For the Six Months Ended June 30, 2006 (Unaudited)

Ave Maria Rising Dividend Fund	Catholic Equity Fund	Adjustments	Proforma Combined

Less fees waived and/or expenses
reimbursed by the Adviser:	(24,650)	(234,876)	185,333	(74,193)
NET EXPENSES	173,156	174,773	175,633	523,562

NET INVESTMENT INCOME	150,236	355,792	(175,633)	330,395

REALIZED AND UNREALIZED GAIN
(LOSSES) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	498,568	3,686,444	-	4,185,012
Futures contracts	-	(8,199)	-	(8,199)
Net realized gain from in-kind redemptions	600,539	-	-	600,539
Net change in unrealized appreciation
(depreciation) on:
Security transactions	376,023	(2,096,701)	-	(1,720,678)
Futures contracts	-	19,360	-	19,360

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	1,475,130	1,600,904	-	3,076,034

NET INCREASE IN NET
ASSETS FROM OPERATIONS	$1,625,366	$1,956,696	$(175,633)	$3,406,429

See notes to financial statements.

SAI-9

Ave Maria Rising Dividend Fund
Unaudited Pro Forma Combining Schedule of
Investments as of June 30, 2006

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares		Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

			COMMON STOCKS — 97.4%

			AEROSPACE & DEFENSE — 1.0%
5,000		5,000	General Dynamics Corporation	$327,300	$ -	$327,300
14,000		14,000	Mine Safety Appliances Company	562,800		562,800
				890,100		890,100
			BUILDING MATERIALS & CONSTRUCTION — 2.0%
28,000		28,000	Masco Corporation	829,920		829,920
30,000		30,000	Pulte Homes, Inc.	863,700		863,700
				1,693,620		1,693,620
			BUSINESS SERVICES — 2.6%
13,000		13,000	Automatic Data Processing, Inc.	589,550		589,550
23,000		23,000	Diebold, Incorporated	934,260		934,260
70,000		70,000	ServiceMaster Company (The)	723,100		723,100
				2,246,910		2,246,910
			CONSUMER - DURABLES — 8.7%
	1,865	1,865	Amazon.Com, Inc. (a)		72,138	72,138
	10,790	10,790	AutoNation, Inc. (a)		231,338	231,338
	1,565	1,565	Carnival Corporation (b)		65,323	65,323
	745	745	Central European Media Enterprises (a) (b)		47,077	47,077
	17,380	17,380	Comcast Corporation - Class A (a)		569,021	569,021
	7,625	7,625	Darden Restaurants, Inc.		300,425	300,425
	8,350	8,350	Federated Department Stores, Inc.		305,610	305,610
	245	245	General Motors Corporation		7,298	7,298
	5,500	5,500	The Goodyear Tire & Rubber Company (a)		61,050	61,050
	1,515	1,515	Harley-Davidson, Inc.		83,158	83,158
	1,570	1,570	Harrah's Entertainment, Inc.		111,753	111,753
	290	290	Hasbro, Inc.		5,252	5,252
	18,120	18,120	The Home Depot, Inc.		648,515	648,515
	6,155	6,155	J.C. Penney Company, Inc. - Holding Company		415,524	415,524
	1,750	1,750	Kohl's Corporation (a)		103,460	103,460
36,000		36,000	Leggett & Platt, Inc.	899,280		899,280
	9,160	9,160	Limited Brands		234,404	234,404
	2,795	2,795	Lowe's Companies, Inc.		169,573	169,573
22,000	10,155	32,155	Newell Rubbermaid Inc.	568,260	262,304	830,564
	11,235	11,235	News Corporation - Class A		215,487	215,487

SAI-10

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

	2,390	2,390	Omnicom Group Inc.		212,925	212,925
	6,980	6,980	Payless Shoesource, Inc. (a)		189,647	189,647
	2,570	2,570	Target Corporation		125,596	125,596
8,000		8,000	Thor Industries, Inc.	387,600		387,600
	17,890	17,890	Time Warner Inc.		309,497	309,497
	2,985	2,985	TRW Automotive Holdings Corp. (a)		81,431	81,431
	1,795	1,795	Univision Communications Inc. - Class A (a)		60,132	60,132
	5,610	5,610	Viacom Inc (a)		201,062	201,062
	10,400	10,400	The Walt Disney Company		312,000	312,000
	2,400	2,400	Whirlpool Corporation		198,360	198,360
				1,855,140	5,599,360	7,454,500
			CONSUMER - NONDURABLES — 13.9%
17,000		17,000	Alberto-Culver Company	828,240		828,240
	15,150	15,150	Altria Group, Inc.		1,112,464	1,112,464
15,000		15,000	Avery Dennison Corporation	870,900		870,900
	1,980	1,980	Avon Products, Inc.		61,380	61,380
	17,945	17,945	The Coca-Cola Company		771,994	771,994
	3,630	3,630	CVS Corporation		111,441	111,441
20,000		20,000	Hormel Foods Corporation	742,800		742,800
18,000		18,000	J.M. Smucker Company (The)	804,600		804,600
20,000	5,035	25,035	Kellogg Company	968,600	243,845	1,212,445
	12,220	12,220	The Kroger Co.		267,129	267,129
25,000		25,000	McCormick & Company, Inc.	838,750		838,750
	4,200	4,200	The Pepsi Bottling Group, Inc.		135,030	135,030
	9,865	9,865	PepsiCo, Inc.		592,295	592,295
	18,395	18,395	The Procter & Gamble Company		1,022,762	1,022,762
	9,875	9,875	Safeway Inc.		256,750	256,750
22,000		22,000	Sherwin-Williams Company (The)	1,044,560		1,044,560
	2,490	2,490	Spectrum Brands, Inc. (a)		32,171	32,171
	462	462	SUPERVALU INC.		14,183	14,183
10,000		10,000	VF Corporation	679,200		679,200
	11,875	11,875	Wal-Mart Stores, Inc.		572,019	572,019
				6,777,650	5,193,463	11,971,113
			CONSUMER - RETAIL — 1.0%
32,000		32,000	Ross Stores, Inc.	897,600		897,600

			ENERGY & MINING — 7.4%
	9,480	9,480	Anadarko Petroleum Corporation		452,101	452,101
	19,239	19,239	ChevronTexaco Corporation		1,193,972	1,193,972
	7,534	7,534	ConocoPhillips		493,703	493,703
	1,495	1,495	Devon Energy Corporation		90,313	90,313
8,500	30,748	39,248	Exxon Mobil Corporation	521,475	1,886,390	2,407,865

SAI-11

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

	1,835	1,835	Halliburton Company		136,175	136,175
	4,290	4,290	Hess Corp.		226,727	226,727
	1,100	1,100	National-Oilwell Varco Inc. (a)		69,652	69,652
	2,600	2,600	Occidental Petroleum Corporation		266,630	266,630
	9,920	9,920	Schlumberger Limited (b)		645,891	645,891
	3,105	3,105	Valero Energy Corporation		206,545	206,545
	3,810	3,810	Veritas DGC, Inc. (a)		196,520	196,520
				521,475	5,864,619	6,386,094
			FINANCE - BANKS & THRIFTS — 18.4%
	8,980	8,980	American Express Company		477,916	477,916
	4,780	4,780	American Financial Group Inc.		205,062	205,062
	24,267	24,267	American International Group, Inc.		1,432,966	1,432,966
	3,115	3,115	Ameriprise Financial Inc.		139,147	139,147
	4,660	4,660	Aon Corporation		162,261	162,261
	11,195	11,195	Bank of America Corporation		538,479	538,479
	3,490	3,490	The Bank of New York Company, Inc.		112,378	112,378
22,000		22,000	BB&T Corporation	914,980		914,980
	1,370	1,370	The Bear Stearns Companies Inc.		191,910	191,910
	815	815	Capital One Financial Corporation		69,642	69,642
	2,250	2,250	CapitalSource, Inc.		52,785	52,785
	29,840	29,840	Citigroup Inc.		1,439,482	1,439,482
	2,530	2,530	Comerica Incorporated		131,535	131,535
	2,943	2,943	Countrywide Financial Corporation		112,069	112,069
	5,495	5,495	Fannie Mae		264,309	264,309
	3,800	3,800	The Goldman Sachs Group, Inc.		571,634	571,634
	22,910	22,910	JPMorgan Chase & Co.		962,220	962,220
	5,770	5,770	Lehman Brothers Holdings Inc.		375,915	375,915
	2,880	2,880	Lincoln National Corporation		162,547	162,547
	2,290	2,290	Loews Corporation		81,181	81,181
	1,545	1,545	Merrill Lynch & Co., Inc.		107,470	107,470
	5,390	5,390	MoneyGram International, Inc.		182,991	182,991
	820	820	Moody's Corporation		44,657	44,657
	1,525	1,525	Morgan Stanley		96,395	96,395
	16,995	16,995	Principal Financial Group, Inc.		945,772	945,772
	2,200	2,200	Prudential Financial, Inc.		170,940	170,940
	10,335	10,335	Rayonier, Inc.		391,800	391,800
	2,956	2,956	The St. Paul Travelers Companies, Inc.		131,778	131,778
32,000		32,000	Synovus Financial Corporation	856,960		856,960
34,000		34,000	TCF Financial Corporation	899,300		899,300
	25,890	25,890	U.S. Bancorp		799,483	799,483
20,000		20,000	United Bankshares, Inc.	732,600		732,600
	14,219	14,219	Wachovia Corporation		768,964	768,964
	12,145	12,145	Washington Mutual, Inc.		553,569	553,569

SAI-12

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

	10,895	10,895	Wells Fargo & Company		730,837	730,837
				3,403,840	12,408,094	15,811,934
			FINANCE - INSURANCE — 1.2%
	2,545	2,545	The Allstate Corporation		139,288	139,288
36,000		36,000	Arthur J. Gallagher & Co.	912,240		912,240
				912,240	139,288	1,051,528
			FINANCE - SERVICES — 0.7%
3,000		3,000	Student Loan Corporation (The)	606,000		606,000

			HEALTHCARE — 10.5%
	10,805	10,805	Abbott Laboratories		471,206	471,206
	5,575	5,575	Aetna Inc.		222,610	222,610
	365	365	Allergan, Inc.		39,150	39,150
	10,775	10,775	Baxter International Inc.		396,089	396,089
17,000		17,000	Beckman Coulter, Inc.	944,350		944,350
	5,385	5,385	Biogen Idec Inc. (a)		249,487	249,487
	3,600	3,600	Biovail Corp. (b)		84,276	84,276
	5,085	5,085	Boston Scientific Corporation (a)		85,631	85,631
	10,045	10,045	Bristol-Myers Squibb Company		259,764	259,764
	770	770	Cardinal Health, Inc.		49,534	49,534
	1,455	1,455	Caremark Rx, Inc. (a)		72,561	72,561
	2,080	2,080	CIGNA Corporation		204,901	204,901
	1,835	1,835	Dade Behring Holdings, Inc.		76,409	76,409
	12,230	12,230	Eli Lilly and Company		675,952	675,952
	2,470	2,470	Fisher Scientific International Inc. (a)		180,433	180,433
	27,290	27,290	Johnson & Johnson		1,635,217	1,635,217
	9,990	9,990	King Pharmaceuticals, Inc. (a)		169,830	169,830
	4,560	4,560	Laboratory Corporation of America Holdings (a)		283,769	283,769
19,000		19,000	Manor Care, Inc.	891,480		891,480
	1,445	1,445	McKesson Corporation		68,320	68,320
	1,090	1,090	MedImmune, Inc. (a)		29,539	29,539
	9,520	9,520	Medtronic, Inc.		446,678	446,678
	16,160	16,160	Merck & Co. Inc.		588,709	588,709
	2,955	2,955	MGI Pharma, Inc. (a)		63,532	63,532
	1,500	1,500	OSI Pharmaceuticals, Inc. (a)		49,440	49,440
	6,065	6,065	Schering-Plough Corporation		115,417	115,417
	4,430	4,430	WellPoint Inc. (a)		322,371	322,371
	6,470	6,470	Wyeth		287,333	287,333
	850	850	Zimmer Holdings, Inc. (a)		48,212	48,212
				1,835,830	7,176,370	9,012,200
			INDUSTRIAL PRODUCTS & SERVICES — 13.7%
	6,455	6,455	3M Co.		521,370	521,370

SAI-13

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

	2,510	2,510	Alaska Air Group, Inc. (a)		98,944	98,944
	4,145	4,145	Albany International Corp.		175,707	175,707
	4,365	4,365	Allied Waste Industries, Inc. (a)		49,586	49,586
	5,355	5,355	The Boeing Company		438,628	438,628
	3,360	3,360	Burlington Northern Santa Fe Corporation		266,280	266,280
8,000	75	8,075	Caterpillar Inc.	595,840	5,586	601,426
	345	345	Cendant Corporation		5,620	5,620
	1,420	1,420	Cooper Industries Ltd. - Class A (b)		131,946	131,946
	2,635	2,635	Crane Co.		109,616	109,616
	8,045	8,045	CSX Corporation		566,690	566,690
14,000		14,000	Dover Corporation	692,020		692,020
7,000		7,000	Emerson Electric Co.	586,670		586,670
	69,885	69,885	General Electric Company		2,303,410	2,303,410
15,000		15,000	Graco, Inc.	689,700		689,700
	135	135	Honeywell International Inc.		5,441	5,441
8,000		8,000	Johnson Controls, Inc.	657,760		657,760
	4,610	4,610	Norfolk Southern Corporation		245,344	245,344
48,000		48,000	RPM International Inc.	864,000		864,000
	1,060	1,060	Roper Industries, Inc.		49,555	49,555
	7,795	7,795	SPX Corp.		436,130	436,130
20,000		20,000	Stanley Works (The)	944,400		944,400
	5,665	5,665	Textron Inc.		522,200	522,200
	6,355	6,355	United Parcel Service, Inc. - Class B		523,207	523,207
	4,975	4,975	United Technologies Corporation		315,515	315,515
				5,030,390	6,770,775	11,801,165
			MATERIALS — 1.7%
	2,570	2,570	Alpha Natural Resources, Inc. (a)		50,423	50,423
	6,675	6,675	Crown Holdings, Inc. (a)		103,930	103,930
	700	700	Freeport-McMoRan Copper & Gold, Inc. - Class B		38,787	38,787
	1,685	1,685	Goldcorp, Inc. (b)		50,921	50,921
	8,430	8,430	International Paper Company		272,289	272,289
	530	530	Monsanto Company		44,621	44,621
	530	530	Newmont Mining Corporation		28,053	28,053
	2,720	2,720	Pactiv Corporation (a)		67,320	67,320
	2,200	2,200	Phelps Dodge Corporation		180,752	180,752
	3,750	3,750	PPG Industries, Inc.		247,500	247,500
	3,015	3,015	Praxair, Inc.		162,810	162,810
	2,660	2,660	Sonoco Products Co.		84,189	84,189
	3,580	3,580	Temple-Inland Inc.		153,474	153,474
					1,485,069	1,485,069
			TECHNOLOGY — 9.9%
	4,670	4,670	Advanced Micro Devices, Inc. (a)		114,041	114,041
	4,120	4,120	Agere Systems, Inc. (a)		60,564	60,564

SAI-14

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

3,500		3,500	Alltel Corporation	223,405		223,405
	1,955	1,955	Analog Devices, Inc.		62,834	62,834
	5,465	5,465	Apple Computer, Inc. (a)		312,161	312,161
	2,140	2,140	Broadcom Corporation - Class A (a)		64,307	64,307
	8,860	8,860	Cadence Design Systems, Inc. (a)		151,949	151,949
	11,765	11,765	Ceridian Corp. (a)		287,537	287,537
	1,575	1,575	CheckFree Corp. (a)		78,057	78,057
	35,150	35,150	Cisco Systems, Inc. (a)		686,479	686,479
	4,560	4,560	Computer Sciences Corporation (a)		220,886	220,886
	1,790	1,790	Comverse Technology, Inc. (a)		35,388	35,388
	5,265	5,265	Corning Incorporated (a)		127,360	127,360
	330	330	Cypress Semiconductor Corp. (a)		4,798	4,798
	23,775	23,775	Earthlink, Inc. (a)		205,891	205,891
	8,705	8,705	Electronic Data Systems Corporation		209,442	209,442
	11,220	11,220	EMC Corporation (a)		123,083	123,083
	450	450	Google, Inc. (a)		188,699	188,699
	22,872	22,872	Hewlett-Packard Company		724,585	724,585
	2,110	2,110	Imation Corp.		86,616	86,616
	14,435	14,435	Intel Corporation		273,543	273,543
	1,785	1,785	KLA-Tencor Corporation		74,202	74,202
	2,490	2,490	Lexmark International, Inc. (a)		139,017	139,017
	3,400	3,400	Maxim Integrated Products, Inc.		109,174	109,174
	59,365	59,365	Microsoft Corporation		1,383,205	1,383,205
	12,230	12,230	Motorola, Inc.		246,435	246,435
	3,000	3,000	NCR Corporation (a)		109,920	109,920
	2,260	2,260	NVIDIA Corporation (a)		48,115	48,115
	15,085	15,085	ON Semiconductor Corp. (a)		88,700	88,700
	31,795	31,795	Oracle Corporation (a)		460,710	460,710
	7,575	7,575	QUALCOMM Inc.		303,530	303,530
	935	935	Research In Motion Ltd. (a) (b)		65,235	65,235
	4,650	4,650	Seagate Technology (b)		105,276	105,276
	4,005	4,005	Sybase, Inc. (a)		77,697	77,697
	2,022	2,022	Symantec Corporation (a)		31,422	31,422
	2,895	2,895	Tessera Technologies, Inc. (a)		79,613	79,613
	12,165	12,165	Texas Instruments Incorporated		368,478	368,478
	3,710	3,710	Vishay Intertechnology, Inc. (a)		58,358	58,358
	8,490	8,490	Western Digital Corp. (a)		168,187	168,187
	10,675	10,675	Yahoo! Inc. (a)		352,275	352,275
				223,405	8,287,769	8,511,174
			TELECOMMUNICATION SERVICES — 2.1%
	9,872	9,872	At&t, Inc.		275,330	275,330
	12,105	12,105	BellSouth Corporation		438,201	438,201
	1,425	1,425	CenturyTel, Inc.		52,939	52,939

SAI-15

Ave Maria Rising Dividend Fund / Catholic Equity Fund Proforma Combined Schedule of Investments As of June 30, 2006 (Unaudited)

Ave Maria Number of Shares	Catholic Number of Shares	Proforma Combined Numberof Shares	Ave Maria Market Value	Catholic Market Value	Proforma Combined Market Value

	7,685	7,685	Qwest Communications International Inc. (a)		62,172	62,172
	29,312	29,312	Verizon Communications Inc.		981,659	981,659
					1,810,301	1,810,301
			UTILITIES — 2.6%
	8,655	8,655	American Electric Power Company, Inc.		296,434	296,434
	6,970	6,970	Edison International		271,830	271,830
22,000		22,000	FPL Group, Inc.	910,360		910,360
	6,965	6,965	FirstEnergy Corp.		377,573	377,573
	5,880	5,880	PG&E Corporation		230,966	230,966
	12,210	12,210	TECO Energy, Inc.		182,417	182,417
				910,360	1,359,220	2,269,580

			TOTAL COMMON STOCKS (Cost $77,994,081)	$ 27,804,560	$56,094,328	$83,898,888

			CASH EQUIVALENTS — 2.1%

703,969		703,969	Federated Treasury Obligations Money Market Fund	$ 703,969	-	$ 703,969
696,330		696,330	Federated Government Obligations Money Market Fund	696,330		696,330
	395,175	395,175	First American Prime Obligations		395,175	395,175
			TOTAL CASH EQUIVALENTS (Cost $1,795,474)	$ 1,400,299	$ 395,175	$ 1,795,474

			TOTAL INVESTMENTS AT MARKET VALUE — 99.5%	$ 29,204,859	$56,489,503	$85,694,362
			(Cost $79,789,555)

			OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	344,909	104,209	449,118

			NET ASSETS — 100.0%	$ 29,549,768	$56,593,712	$86,143,480

			(a) Non-income producing security.
			(b) Foreign-issued security.

SAI-16

Notes to Combining Pro Forma Financial Statements of
Ave Maria Rising Dividend Fund and The Catholic Equity Fund
December 31, 2005 and June 30, 2006
(Unaudited)

1. Description of the Fund and Basis of Combination

The Ave Maria Rising Dividend Fund (the "Ave Maria Fund") is a separate, diversified series of the Schwartz Investment Trust (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of The Catholic Equity Fund (the "Equity Fund"), a series of The Catholic Funds, Inc., by the Ave Maria Fund as if such acquisition had taken place as of and for the year ended December 31, 2005 and June 30, 2006. These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2005 and June 30, 2006, respectively.

On the pro forma statement of operations, certain combined expenses have been adjusted to eliminate redundant charges and to reflect anticipated contractual changes. Schwartz Investment Counsel, Inc., the investment advisor for the Ave Maria Fund, has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Fund do not exceed 1.25% until at least May 1, 2010. The pro forma combined statement of operations has been adjusted accordingly.

Under the terms of the Agreement and Plan of Reorganization (the “Plan”), the combination of the Equity Fund and the Ave Maria Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and stated liabilities of the Equity Fund to the Ave Maria Fund in exchange for shares of common stock of the Ave Maria Fund, and the pro rata distribution of such shares of the Ave Maria Fund to the shareholders of the Equity Fund, as provided in the Plan. Shareholders of all share classes of the Equity Fund would receive the single class of shares of the Ave Maria Fund. Following the reorganization, the Ave Maria Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Equity Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Ave Maria Fund included in Ave Maria Fund’s semiannual report dated June 30, 2006, and its annual report dated December 31, 2005, and the annual report of the Equity Fund dated September 30, 2006.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Equity Fund by the Ave Maria Fund had taken place as of June 30, 2006 and December 31, 2005.

2. Portfolio Valuation

 Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

SAI-17

3. Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Ave Maria Fund intends to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

4. Capital Shares

The share reconciliation includes a decrease in the combined shares outstanding due to the fact that, at June 30, 2006, the net asset value per share of the Ave Maria Rising Dividend Fund ($11.20) was higher than the Catholic Equity Fund Class A ($10.40), Class D ($9.83) and Class I ($10.41). The pro forma number of shares outstanding consists of the following:

	Shares Outstanding At June 30, 2006	Additional Shares Issued in the Reorganization	Pro Forma Shares at June 30, 2006
Ave Maria Rising Dividend Fund	2,637,288	5,053,010	7,690,298

5. Merger Costs

Each fund will bear its own expenses incurred in connection with the reorganization, including any legal and accounting and financial advisers' fees. However, the funds' advisers have agreed to pay the costs, fees and expenses of filing the Registration Statement, printing and mailing the Proxy Statement/Prospectus and related proxy materials, soliciting the approval of the Equity Fund shareholders and conducting the meeting, and to pay the legal and accounting fees incurred by the Catholic Equity Fund and the Trust in connection with the reorganization.

SAI-18

SCHWARTZ INVESTMENT TRUST

AVE MARIA RISING DIVIDEND FUND

Part C.  Other Information

Item 15. Indemnification

Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreement, and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determine that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 16. Exhibits

See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17. Undertakings

(1)
The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registrant statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Bloomfield Hills, and the State of Michigan, on the 30th day of January, 2007.

SCHWARTZ INVESTMENT TRUST

By:  /s/ George P. Schwartz
George P. Schwartz, President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on this 30th day of January, 2007 by the following persons in the capacities indicated.

Signature	Title
/s/ Gregory J. Schwartz Gregory J. Schwartz	Chairman and Trustee
/s/ George P. Schwartz George P. Schwartz	President and Trustee (Principal Executive Officer)
/s/ Timothy S. Schwartz Timothy S. Schwartz	Treasurer (Principal Financial and Accounting Officer)
/s/ Peter F. Barry Peter F. Barry	Trustee
/s/ Donald J. Dawson, Jr. Donald J. Dawson, Jr.	Trustee
/s/ John E. Barnds John E. Barnds	Trustee

SCHWARTZ INVESTMENT TRUST

EXHIBIT INDEX
TO
REGISTRATION STATEMENT ON FORM N-14

EXHIBIT NUMBER	DESCRIPTION	INCORPORATED BY REFERENCE	FILED HEREWITH
(1)	Agreement and Declaration of Trust	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001
(2)	By-Laws	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005
(3)	None
(4)	Agreement and Plan of Reorganization by and between The Catholic Funds, Inc. (on behalf of the Catholic Equity Fund) and the Registrant (on behalf of the Ave Maria Rising Dividend Fund)	Incorporated herein by reference to Appendix A attached to the Proxy Statement/Prospectus included as a part of this Registration Statement on Form N-14.
(5)	None
(6)	Investment Advisory Contract with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc.	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006
(7)	Distribution Agreement	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005.
(8)	None
(9)	Custody Agreement	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005.
(10)	Shareholder Servicing (12b-1) Plan	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

EXHIBIT NUMBER	DESCRIPTION	INCORPORATED BY REFERENCE	FILED HEREWITH
(11)	Opinion of Counsel regarding the legality of securities being registered, including a Consent of Counsel		X
(12)	Form of Opinion of Counsel regarding certain tax matters and consequences to shareholders, including a Consent of Counsel		X
(13)	Mutual Fund Services Agreement	Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003
(14)(a)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)		X
(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers, LLP)		X
(15)	None
(16)	None
(17)	Form of Proxy		X